UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

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Great Southern Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GREAT SOUTHERN BANCORP, INC.
1451 E. Battlefield
Springfield, Missouri 65804
(417) 887-4400
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 4, 2004

          You are hereby notified and cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Great Southern Bancorp, Inc. ("Bancorp"), to be held at the Missouri Sports Hall of Fame, 3861 E. Stan Musial Drive, Springfield, Missouri, on May 4, 2004, at 10:00 a.m., local time.

          A proxy statement and proxy card for the Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

1.	The election of three directors, each for a term of three years;

2.	A proposal to change Bancorp's state of incorporation from Delaware to Maryland;

3.	The ratification of the appointment of BKD, LLP as Bancorp's independent auditors for the fiscal year ending December 31, 2004; and

4.	Such other matters as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

          Pursuant to the bylaws of Bancorp, the Board of Directors has fixed March 8, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only record holders of the common stock of Bancorp as of the close of business on that date will be entitled to vote at the Annual Meeting, or any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection at Bancorp's executive office, located at 1451 E. Battlefield, Springfield, Missouri 65804, during the ten days prior to the Annual Meeting and also will be available for inspection at the Annual Meeting.

          Reincorporating in Maryland would allow Bancorp to achieve significant cost savings by no longer having to pay Delaware franchise taxes. For calendar year 2003, Bancorp paid approximately $56,473 in Delaware franchise taxes, and expects to pay at least this amount for 2004 and future years if Bancorp remains a Delaware corporation. Accordingly, the Board of Directors of Bancorp unanimously recommends that you vote FOR the reincorporation proposal. The Board of Directors of Bancorp also unanimously recommends that you vote FOR the election of the nominees named in the accompanying proxy statement and FOR the ratification of the appointment of the independent auditors.

          Stockholders are encouraged to attend the meeting in person. If you are not able to do so and wish that your shares be voted, you are requested to complete, sign, date and return the enclosed proxy card in the postage prepaid envelope provided. You may revoke your proxy as indicated in the accompanying proxy statement at any time before it is voted. If your shares are held through a bank or broker, check your proxy card to see if you can also vote by telephone or via the internet. If you do not instruct your broker how to vote your shares on the reincorporation proposal, your broker will be unable to vote your shares on that proposal and the effect will be a vote against the proposal.

By Order of the Board of Directors,

/s/ William V. Turner

William V. Turner Chairman of the Board

Springfield, Missouri
March 31, 2004

          IMPORTANT: Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed return envelope in order to assure representation of your shares. Prompt return of the proxy card will assure a quorum and save Bancorp unnecessary expense.

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GREAT SOUTHERN BANCORP, INC.
1451 E. Battlefield
Springfield, Missouri 65804
(417) 887-4400
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 4, 2004

Solicitation of Proxies

          This proxy statement is being furnished to stockholders of Great Southern Bancorp, Inc. ("Bancorp") in connection with the solicitation by the Board of Directors of Bancorp of proxies to vote Bancorp's common stock, $.01 par value per share ("Common Stock"), at the Annual Meeting of Stockholders of Bancorp (the "Annual Meeting") to be held at the Missouri Sports Hall of Fame, 3861 E. Stan Musial Drive, Springfield, Missouri, on May 4, 2004, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof. The Notice of the Annual Meeting, a proxy card and Bancorp's Annual Report to Stockholders for the fiscal year ended December 31, 2003 (the "Annual Report") accompany this proxy statement. Certain of the information in this proxy statement relates to Great Southern Bank ("Great Southern"), a wholly owned subsidiary of Bancorp.

          At the Annual Meeting, stockholders of Bancorp are being asked to consider and vote upon (i) the election of three directors of Bancorp, (ii) a proposal to change Bancorp's state of incorporation from Delaware to Maryland (the "Reincorporation Proposal") and (iii) the ratification of the appointment of BKD, LLP as Bancorp's independent auditors for the fiscal year ending December 31, 2004 (the "Independent Auditor Proposal").

          Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies received pursuant to this solicitation will be voted in accordance with the directions given on the proxy card. Where no instructions are indicated, proxies will be voted "FOR" the adoption of the specific proposals presented in this proxy statement. Note, however, that if your shares are held through a broker and you do not instruct the broker how to vote your shares on the Reincorporation Proposal, your broker will be unable to vote your shares on that proposal and the effect will be a vote against the proposal.

          A proxy may be revoked by a stockholder at any time prior to its exercise by filing written notice of revocation with the Secretary of Bancorp at the above address, by delivering to Bancorp, at any time before the Annual Meeting, a duly executed proxy card bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself have the effect of revoking a properly executed proxy.

          The cost of solicitation of proxies and of the Annual Meeting will be borne by Bancorp. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone by directors, officers and regular employees of Bancorp or Great Southern not specifically engaged or compensated for that purpose. Bancorp will also, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxy materials to beneficial owners of the Common Stock.

          The approximate date on which this proxy statement and the accompanying proxy card are first being sent to stockholders of Bancorp is March 31, 2004.

Voting

          The Board of Directors of Bancorp has fixed March 8, 2004 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and any and all adjournments or postponements thereof. Only stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The total number of shares of Common Stock outstanding on the Record Date was 6,853,351. These are the only securities of Bancorp entitled to vote at the Annual Meeting.

          General Voting Rules. Each holder of the Common Stock is entitled to cast one vote for each share of Common Stock held on the Record Date on all matters, except that any stockholder that beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") is not entitled to vote shares in excess of the Limit.

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          In order for any proposals considered at the Annual Meeting to be approved by Bancorp's stockholders, a quorum must be present. The holders of a majority of the shares of the Common Stock entitled to vote, present in person or represented by proxy at the meeting, will constitute a quorum. Abstentions and broker non-votes will be counted for purposes of determining a quorum. Shares in excess of the Limit, however, will not be considered present for purposes of determining a quorum. Directors will be elected by a plurality of the votes cast. Approval of the Reincorporation Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Approval of the Independent Auditor Proposal requires the affirmative vote of a majority of the votes cast on the matter.

          With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect on the election of directors. With regard to the Reincorporation Proposal and the Independent Auditor Proposal, stockholders may vote for or against these proposals or abstain from voting on these proposals. In determining the percentage of shares that have been affirmatively voted for the Reincorporation Proposal, the affirmative votes will be measured against the aggregate of votes for and against the proposal plus the abstentions from voting on the proposal and broker non-votes with respect to the proposal. Thus, abstentions and broker non-votes will have the same effect as votes against the Reincorporation Proposal. In determining the percentage of shares that have been affirmatively voted on the Independent Auditor Proposal, the affirmative votes will be measured against the aggregate votes for and against the proposal plus the abstentions from voting on the proposal. Thus, abstentions will have the same effect as votes against the Independent Auditor Proposal and broker non-votes will have no effect on this proposal.

          All shares of Common Stock represented at the Annual Meeting by proxies solicited hereunder will be voted in accordance with the specifications made by the stockholders executing the proxies. If a properly executed and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the shares will be voted FOR the election as directors of the persons nominated by the Board of Directors, FOR the Reincorporation Proposal and FOR the Independent Auditor Proposal, and in accordance with the discretion of the persons appointed proxy for the shares upon any other matters as may properly come before the Annual Meeting.

PROPOSAL I. ELECTION OF DIRECTORS

          The number of directors constituting Bancorp's Board of Directors is currently seven. Bancorp's Board is divided into three classes. The term of office of one class of directors expires each year in rotation so that the class up for election at each annual meeting of stockholders serves for a three-year term. The terms of three of the present directors are expiring at the Annual Meeting.

          The directors elected at the Annual Meeting will hold office for a three-year term expiring in 2007 or until their successors are elected and qualified. Bancorp expects that the other directors will continue in office for the remainder of their terms. The nominees for director have indicated that they are willing and able to serve as director if elected and have consented to being named as nominees in this proxy statement. If the nominees should for any reason become unavailable for election, it is intended that the proxies will be voted for the substitute nominees as shall be designated by the present Board of Directors, unless the proxies direct otherwise. Note that if the Reincorporation Proposal is approved and Bancorp's state of incorporation is changed to Maryland, the individuals named below will, under Bancorp's new Maryland charter, serve as directors following the reincorporation for terms to expire in the years indicated below. See "Proposal II. Reincorporation as a Maryland Corporation--Comparison of Stockholder Rights-Number and Classification of Directors."

Nominees to Serve a Three-Year Term Expiring at the 2007 Annual Meeting

          William V. Turner, age 71, has served as the Chairman of the Board of Great Southern since 1974, Chief Executive Officer of Great Southern from 1974 to 2000, and President of Great Southern from 1974 to 1997. Mr. W. Turner has served in similar capacities with Bancorp since its incorporation in 1989. Mr. W. Turner has also served as Chairman of the Board and President of Great Southern Financial Corporation (a subsidiary of Great Southern) since its incorporation in 1974. Mr. W. Turner is the father of Joseph W. Turner, who is a Director and the Chief Executive Officer and President of Bancorp and Great Southern. Mr. W. Turner is also the father of Julie T. Brown, who is a Director of Bancorp and Great Southern.

          Julie T. Brown, age 42, was first appointed a Director of Great Southern and Bancorp in 2002. Ms. Brown is an attorney and shareholder with the Springfield, Missouri law firm of Carnahan, Evans, Cantwell and Brown, P.C., having joined the firm in February 1996. Carnahan, Evans, Cantwell and Brown, P.C. represents both Great Southern and Bancorp in corporate matters. Ms. Brown is active in local civic affairs, serving on the Boards of the Community Foundation of the Ozarks, and the Discovery Center of Springfield, among others. Ms. Brown is the daughter of William V. Turner, who is a Director and the Chairman of the Board of Bancorp and Great Southern, and the sister of Joseph W. Turner, who is a Director and the Chief Executive Officer and President of Bancorp and Great Southern.

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          Earl A. Steinert, Jr., age 67, was first appointed a Director of Great Southern and Bancorp in 2004. Mr. Steinert has been a practicing certified public accountant since 1962. He is co-owner of EAS Investment Enterprises Inc., which owns and operates two Hampton Inns and a Hampton Inn and Suites in Springfield, Missouri. He is also managing general partner/owner of Mid American Real Estate Partners, which owns and operates apartments. Mr. Steinert is a member of the American Institute of Certified Public Accountants and Missouri Society of CPAs. None of these entities are affiliated with Bancorp.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Continuing Directors

          In addition to the nominees proposed to serve on the Bancorp Board of Directors, the following individuals are also members of the Bancorp Board, each serving for a term ending on the date of the annual meeting of stockholders in the year indicated. The principal occupation and business experience for the last five years and certain other information with respect to each continuing director of Bancorp is set forth below. The information concerning the continuing directors has been furnished by them to Bancorp.

Directors Serving a Three-Year Term Expiring at the 2005 Annual Meeting

          William E. Barclay, age 74, was first elected a Director of Great Southern in 1975 and of Bancorp in 1989. Mr. Barclay is the founder and has served as President and/or Chairman of Auto-Magic Full Service Car Washes in Springfield, Missouri since 1962. Mr. Barclay also founded Barclay Love Oil Company in Springfield, Missouri in 1964, founded a chain of Ye Ole Buggy Bath Self-Service Car Washes in Springfield, Missouri in 1978 and opened a Jiffy Lube franchise in Springfield, Missouri in 1987. None of these entities are affiliated with Bancorp.

          Larry D. Frazier, age 66, was first elected a Director of Great Southern and of Bancorp in May 1992. Mr. Frazier was elected a Director of Great Southern Financial Corporation (a subsidiary of Great Southern) in 1976, where he served until his election as Director of Great Southern and Bancorp. Mr. Frazier is retired from White River Valley Electric Cooperative in Branson, Missouri, where he served as Chief Executive Officer from 1975 to 1998. Mr. Frazier also has served as President of Rural Missouri Cable T.V., Inc. since 1979. These entities are not affiliated with Bancorp.

Directors Serving a Three-Year Term Expiring at the 2006 Annual Meeting

          Thomas J. Carlson, age 51, was first appointed a Director of Bancorp in January 2001. He is the co-owner of Carlson Gardner, Inc., a real estate development company that has been in business since 1993. He co-owns and is a member of Missouri Equity Partners, L.L.C. and Mid America Property Management, L.L.C. He is the President and Chief Executive Officer of Pointe Royale Development, Inc., a real estate development company. Mr. Carlson serves on the Board of Directors of ITEC Attractions, Inc., which owns the IMAX Theater in Branson, Missouri. Mr. Carlson, an attorney, is active in local political and civic affairs. He was a member of the Springfield City Council from 1983 to 1985, serving as Mayor Pro Tem from 1985 to 1987. He was Mayor of the City of Springfield from 1987 to 1993. Thereafter, he served on the Springfield-Branson Regional Airport Board. In 1997, he was again re-elected to the Springfield City Council. In 2001, he was again elected Mayor of the City of Springfield, a position he continues to hold. None of these entities are affiliated with Bancorp.

          Joseph W. Turner, age 39, joined Great Southern in 1991 and became an officer of Bancorp in 1995. Mr. J. Turner became a Director of Bancorp and Great Southern in 1997 and currently serves as President and Chief Executive Officer of Bancorp and Great Southern. Prior to joining Great Southern, Mr. J. Turner was an attorney with the Kansas City, Missouri law firm of Stinson, Mag and Fizzell. Mr. J. Turner is the son of William V. Turner, who is a Director and the Chairman of the Board of Bancorp and Great Southern. Mr. J. Turner is the brother of Julie T. Brown, who is a Director of Bancorp and Great Southern.

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Director Independence

          The Board of Directors of Bancorp has determined that Directors Barclay, Carlson, Frazier and Steinert are "independent directors," as that term is defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. (the "NASD"). These directors constitute a majority of the Board.

DIRECTORS' MEETINGS AND COMMITTEES OF
THE BOARD OF DIRECTORS

Meetings of the Board and Committees of the Board

          The Board of Directors of Bancorp meets monthly and may have additional special meetings upon the request of one third of the directors then in office (rounded up to the nearest whole number) or upon the request of the President. The Board of Directors of Bancorp is authorized to appoint various committees and has formed the Audit Committee, the Compensation Committee, the Stock Option Committee and the Nominating Committee. The Board of Directors has not formed any other committees. The Board of Directors of Bancorp held 12 meetings during fiscal 2003. During fiscal 2003, each of the directors attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which the director served.

          The Audit Committee of Bancorp's Board of Directors is currently comprised of Directors Frazier (Chairman), Barclay, Carlson and Steinert, each of whom is "independent" as independence for audit committee members is defined in the NASD Marketplace Rules. The Board of Directors of Bancorp has determined that Director Steinert is an "audit committee financial expert," as defined in the rules of the Securities and Exchange Commission. The Audit Committee held five meetings during fiscal 2003.

          The Audit Committee operates under a written charter adopted by Bancorp's Board of Directors , a copy of which is attached to this proxy statement as Appendix A . The Audit Committee is appointed by Bancorp's Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of Bancorp's consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of Bancorp's internal audit function and independent auditors and any other areas of potential financial risks to Bancorp as may be specified by the Board. The Audit Committee also is responsible for hiring, retaining and terminating Bancorp's independent auditors.

          Audit Committee Report. The Audit Committee of the Board of Directors of Bancorp has issued the following report with respect to the audited financial statements of Bancorp for the fiscal year ended December 31, 2003:

  The Audit Committee has reviewed and discussed with Bancorp's management Bancorp's fiscal 2003 audited financial statements;
  The Audit Committee has discussed with Bancorp's independent auditors (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;
  The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from Bancorp and its related entities) and has discussed with the auditors their independence from Bancorp; and
  Based on the review and discussions referred to in the items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Bancorp's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

          Submitted by the Audit Committee of the Board of Directors of Bancorp:

Larry D. Frazier
William E. Barclay
Thomas J. Carlson
Earl A. Steinert, Jr.

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          The Compensation Committee, which consists solely of independent directors, is currently comprised of Directors Barclay (Chairman), Frazier, Carlson and Steinert. The Compensation Committee is responsible for reviewing and evaluating executive compensation and administering the compensation and benefit programs of Bancorp and its subsidiaries. The Committee met once in fiscal 2003. Bancorp's Compensation Committee's Report on Executive Compensation is set forth under "Executive Compensation."

          The Stock Option Committee is currently comprised of Directors Carlson (Chairman), Barclay, Frazier and Steinert. The Committee held seven meetings in fiscal 2003 and will meet as necessary to consider proposals for the granting of Incentive Stock Options and other awards to employees.

          During 2003, the full Board of Directors acted as a nominating committee for the selection of nominees for election as directors and met one time for this purpose. In February 2004, the Board of Directors appointed a separate Nominating Committee. The new Nominating Committee, which consists solely of independent directors, is currently comprised of Directors Barclay, Frazier, Carlson and Steinert. The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendation of the Nominating Committee. The Nominating Committee operates under a formal written charter adopted by the Board, a copy of which is attached to this proxy statement as Appendix B , under which the Nominating Committee has the following responsibilities:

(i)	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

(ii)	recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in Bancorp's charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to Bancorp's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

(iii)	review nominations submitted by stockholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of Bancorp's charter and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

(iv)	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

(v)	perform any other duties or responsibilities expressly delegated to the Committee by the Board.

          Pursuant to Bancorp's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of Bancorp at least 30 days prior to the meeting date. If, however, less than 40 days' notice of the date of the meeting is given or made to stockholders by public notice or mail, nominations must be received by Bancorp not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in Bancorp's bylaws. If the Reincorporation Proposal is approved and Bancorp's state of incorporation is changed to Maryland, the deadline for stockholder submissions of director nominations will change so that nominations must be submitted at least 90 days prior to the meeting date, provided that if less than 100 days' notice of the date of the meeting is given or made to stockholders, nominations must be received by the close of business on the tenth day after the day on which notice of the date of the meeting was mailed or public announcement date of the meeting was made. In addition, under the new Maryland bylaws, nominations may not be delivered earlier than 120 days prior to the meeting date. See "Proposal II. Reincorporation as a Maryland Corporation--Comparison of Stockholder Rights-Advance Notice Requirements for Presentation of Business and Nominations of Directors at Annual Meetings of Stockholders."

Stockholder Communications with Directors

          Stockholders may communicate directly with the Board of Directors by writing to: William V. Turner, Chairman of the Board, Great Southern Bancorp, Inc., 1451 E. Battlefield, Springfield, Missouri 65804.

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Board Member Attendance at Annual Stockholder Meetings

          Although Bancorp does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Every current director of Bancorp attended last year's annual meeting of stockholders.

Directors' Compensation

          Directors of Bancorp receive a monthly fee of $500, which is the only compensation paid to directors by Bancorp. Directors of Great Southern receive a monthly fee of $1,500, except for William V. Turner, the Chairman of the Board of Directors, who receives a monthly fee of $1,900. The director of Great Southern Financial Corporation, who is William V. Turner, receives a monthly fee of $600 for his service on that board. The directors of Bancorp and its subsidiaries are not paid any fees for committee service and are not reimbursed for their costs in attending the Board of Directors or any committee meetings.

Board of Directors of Subsidiaries

          Bancorp, as sole stockholder, elects the directors of its subsidiaries. Currently, Julie T. Brown, Thomas J. Carlson, William E. Barclay, Larry D. Frazier, Earl A. Steinert, Jr., William V. Turner and Joseph W. Turner serve as directors of Great Southern. The directors of Bancorp's other subsidiaries are named above. The directors of Great Southern and Bancorp's other subsidiaries serve until their successors are elected and qualified, or as otherwise provided in the respective company's bylaws.

Indebtedness of Management and Transactions with Certain Related Persons

          Great Southern, like many financial institutions, has from time to time extended loans to its officers, directors and employees, generally for the financing of their personal residences, at favorable interest rates. Generally, residential loans have been granted at interest rates 1% above Great Southern's cost of funds, subject to annual adjustments. Other than the interest rate, these loans have been made in the ordinary course of business, on substantially the same terms and collateral as those of comparable transactions prevailing at the time, and, in the opinion of management, do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by Great Southern to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Great Southern. Great Southern may also grant loans to officers, directors and employees, their related interests and their immediate family members in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons which, in the opinion of management, do not involve more than the normal risk of collectibility or present other unfavorable features.

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          No directors, executive officers or their affiliates, had aggregate indebtedness to Great Southern on below market rate loans exceeding $60,000 at any time since January 1, 2003 except as noted below.

Name	Position	Date of Loan	Largest Amount Outstanding Since 01/01/03	Balance as of 12/31/03	Interest Rate at 12/31/03	Type

Joseph W. Turner	CEO and President of Bancorp and Great Southern	09/14/98	$280,668	$273,489	2.56%	Home Mortgage

Rex A. Copeland	Treasurer of Bancorp; Senior Vice President and CFO of Great Southern	06/01/00	174,876	167,242	2.86%	Home Mortgage

Steven G. Mitchem	Senior Vice President and Chief Lending Officer of Great Southern	06/22/98	136,965	131,595	2.58%	Home Mortgage

Larry A. Larimore	Secretary of Bancorp and Great Southern; Vice President of Great Southern	08/17/00	207,974	203,146	2.69%	Home Mortgage

Douglas W. Marrs	Vice President - Operations of Great Southern	08/06/01	97,824	95,670	2.69%	Home Mortgage

Julie T. Brown	Director	07/30/03	346,000	340,979	2.69%	Home Mortgage

Thomas J. Carlson	Director	07/01/03	284,000	281,419	2.69%	Home Mortgage

William E. Barclay	Director	10/14/03	412,000	411,240	2.58%	Home Mortgage

          The spouses of President and Chief Executive Officer Joseph W. Turner and Director Julie T. Brown are members of the law firm of Lathrop & Gage, LC, which represents Great Southern in varous matters. Fees paid to this firm during 2003 for services rendered to Great Southern totaled $438,609.

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EXECUTIVE COMPENSATION

Summary Compensation Table

          The following table sets forth information concerning the compensation of William V. Turner, the Chairman of the Board; Joseph W. Turner, the President and Chief Executive Officer; Rex A. Copeland, the Treasurer; and Steven G. Mitchem, the Chief Lending Officer of Great Southern. No other executive officer earned a salary and bonus in excess of $100,000 for fiscal 2003.

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Options (#)	All Other Compensation ($)(2)

William V. Turner	Fiscal 2003	218,530	172,268	8,000	119,927
Chairman of the Board	Fiscal 2002	239,071	176,731	7,500	117,039
	Fiscal 2001	232,329	140,308	7,500	113,717

Joseph W. Turner	Fiscal 2003	201,934	172,268	8,000	10,932
Chief Executive Officer and	Fiscal 2002	198,938	176,731	7,500	9,657
President	Fiscal 2001	188,370	140,308	7,500	13,751

Rex A. Copeland	Fiscal 2003	130,667	14,410	3,500	6,068
Treasurer	Fiscal 2002	122,500	13,530	3,000	5,696
	Fiscal 2001	110,750	12,210	3,000	497

Steven G. Mitchem	Fiscal 2003	115,798	12,766	3,500	5,425
Chief Lending Officer	Fiscal 2002	109,792	12,100	3,000	5,145
	Fiscal 2001	104,583	11,550	3,000	4,292
_____________________
(1)	Includes directors' fees for Mr. W. Turner of $36,000, $36,000 and $32,100 for fiscal 2003, fiscal 2002 and fiscal 2001, respectively; and for Mr. J. Turner of $24,000, $24,000 and $19,500 for fiscal 2003, fiscal 2002 and fiscal 2001, respectively.

(2)	Fiscal 2003 includes: (a) company matching contributions to Bancorp's 401(k) plan (Mr. W. Turner - $8,000, Mr. J. Turner - $8,000, Mr. R. Copeland - $5,789 and Mr. S. Mitchem - $5,146), (b) term life insurance premiums paid by Great Southern for the benefit of Mr. W. Turner - $279, Mr. J. Turner - $279, Mr. R. Copeland - $279 and Mr. S. Mitchem - $279, (c) compensation under applicable Internal Revenue Service regulations for personal use of Great Southern's aircraft by Mr. W. Turner - $3,162 and Mr. J. Turner - $2,653 and (d) annual benefit payments under Bancorp's pension plan to Mr. W. Turner - $108,486.

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Option Grants During the Fiscal Year Ended December 31, 2003

          The following table sets forth options to acquire shares of Common Stock which were granted during fiscal 2003 to the executive officers named in the Summary Compensation Table.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to All Employees in Fiscal 2003	Exercise or Base Price ($ per share)	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term
					5% ($)	10% ($)

William V. Turner	8,000	7.7%	$40.24	9-25-2013	$202,454	$513,058
Joseph W. Turner	8,000	7.7	40.24	9-25-2013	202,454	513,058
Rex A. Copeland	3,500	3.4	40.24	9-25-2013	88,574	224,463
Steven G. Mitchem	3,500	3.4	40.24	9-25-2013	88,574	224,463

_________________________
(1)	Options for William V. Turner, Joseph W. Turner, Rex A. Copeland and Steven G. Mitchem vest 25% per year after a two year holding period beginning on the date of grant (September 25, 2003), and must be exercised within 10 years of the date of grant.

Option Exercises and Fiscal Year-End Values

          The following table sets forth all stock options exercised by the named executives during fiscal 2003 and the number and value of unexercised options held by such executive officers at December 31, 2003.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

William V. Turner	3,750	$72,276	9,375	19,250	$187,920	$206,507
Joseph W. Turner	5,000	68,613	16,250	19,250	353,381	206,507
Rex A. Copeland	1,250	22,229	1,270	12,290	31,305	200,015
Steven G. Mitchem	---	---	2,900	10,300	72,625	142,668

______________________
(1)	Value realized is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.
(2)	The value of unexercised options was calculated at a per share price of $46.37, based on the closing price of the Common Stock as reported on the Nasdaq National Market System on December 31, 2003, less the exercise price per share.

Employment Agreements

          William V. Turner and Joseph W. Turner (the "Employees") have entered into employment agreements with Great Southern (the "Employment Agreements"). The Employment Agreements provide for an annual base salary in an amount not less than the Employee's then-current salary and an initial term of five years with respect to Mr. W. Turner, and five years with respect to Mr. J. Turner. The Employment Agreements provide for an extension of one year, in addition to the then-remaining term, on each anniversary of the effective date of the agreements subject to the Board's discretion. The Employment Agreements provide that Great Southern may terminate the employment of either of the Employees for "cause," as defined in the Employment Agreements, at any time. The Employment Agreements also provide that in the event Great Southern chooses to terminate the employment of either of the Employees for reasons other than for cause, or in the event either of the Employees resigns from Great Southern upon the failure of the Great

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Southern Board of Directors to reelect the Employee to his current office or upon a material lessening of his functions, duties or responsibilities, the employee would be entitled to the payments owed for the remaining term of the agreement. If the employment of either of the Employees is terminated in connection with or within 12 months of a "change in control" of Great Southern or Bancorp, each of the Employees would be entitled to (i) a lump sum payment equal to 299% of the Employee's base amount of compensation as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, and (ii) continued payment of his salary under the applicable Employment Agreement for the term of the agreement. If Messrs. W. Turner and J. Turner had been entitled to the lump sum payments described in clause (i) of the preceding sentence as of December 31, 2003, the payments would have amounted to $1,231,672 and $887,973, respectively.

Benefits

          Pension Plan. Great Southern's employees are included in the Pentegra Retirement Fund, a multiple employer comprehensive pension plan. This noncontributory defined benefit retirement plan covers all employees who have met minimum service requirements.

          The following table illustrates annual pension benefits payable upon retirement, subject to limits established by federal law, based on various levels of compensation and years of service and assuming payment in the form of a straight-life annuity. Covered compensation includes all regular and overtime pay excluding bonuses and commissions. At December 31, 2003, Messrs. J. Turner, R. Copeland and S. Mitchem had 11, 3 and 12 years, respectively, of credited service under the pension plan. Mr. W. Turner is no longer accruing additional benefits under the plan and, in 2003, received annual benefit payments of $108,486 under the pension plan. The benefits under this plan are not subject to Social Security or other offsets.

Average Annual	Years of Service
Covered Compensation	10	20	30	40

$ 50,000	$10,000	$ 20,000	$ 30,000	$ 40,000
100,000	20,000	40,000	60,000	80,000
150,000	30,000	60,000	90,000	120,000
200,000	40,000	80,000	120,000	160,000 (1)
250,000	50,000	100,000	150,000	160,000(1)
300,000	60,000	120,000	160,000(1)	160,000(1)
350,000	70,000	140,000	160,000(1)	160,000(1)
400,000	80,000	160,000 (1)	160,000(1)	160,000(1)
450,000	90,000	160,000(1)	160,000(1)	160,000(1)
________________
(1)	The maximum retirement benefit currently permitted by federal law is $160,000 per year for this type of plan.

Report on Executive Compensation

          The Bancorp Compensation Committee Report on Executive Compensation and the Stock Performance Graph included herein shall not be incorporated by reference into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, notwithstanding the incorporation by reference of this proxy statement into any such filings.

          General. The Compensation Committee (the "Committee") of Bancorp, which consists solely of disinterested outside directors, administers the compensation and benefit programs of Bancorp and its subsidiaries and determines the compensation of senior management. The Committee is responsible for setting and administering the policies which govern annual compensation. During fiscal 2003, the compensation of Great Southern's executive officers was based upon the recommendations of the Committee, consisting of Directors Barclay, Carlson and Frazier, whose recommendations were reviewed and approved by the full Board of Directors. The Committee met once during fiscal 2003.

          From time to time, the Board of Directors of Bancorp has utilized certain employment contracts, employment termination agreements and stock option plans to recognize management's success in resolving problem assets and responding to the impact of adverse regulatory changes. The Committee has also focused its evaluation of executive compensation on operating performance and the creation of stockholder value. The Committee recognizes that the stock

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form of ownership provides equity-based compensation opportunities, such as stock options, that create management incentives for increased earnings and stock appreciation. The Committee believes that these equity-based compensation programs are essential to attract, motivate and retain executives of outstanding abilities.

During fiscal 2003, the Committee evaluated executive compensation with the intent of meeting the following objectives:

--	maintain the financial strength, safety and soundness of Bancorp and Great Southern;
--	reward and retain key personnel by compensating them at the middle to upper levels of compensation for comparable financial institutions;
--	focus management on long term goals through long-term incentives;
--	contain fixed costs by de-emphasizing fixed pay while emphasizing variable pay based on performance;
--	provide fair, reasonable and competitive base salaries;
--	provide the opportunity to earn additional compensation if Bancorp's stockholders experience long-term increases in the value of Bancorp stock; and
--	emphasize long-term stock ownership of Bancorp stock by executive officers.

          In addition to base salary, annual bonus and stock options, the Committee also takes into account the full compensation package afforded by Bancorp to the individual, including pension benefits, supplemental retirement benefits, termination agreements, insurance and other benefits.

          Base Salaries. The Committee has reviewed the salary arrangements pursuant to employment contracts for the Chairman, and the President and Chief Executive Officer. These contracts reflect a base salary level commensurate with the duties and responsibilities of senior executives of a publicly held bank holding company comparable to Bancorp. In establishing the base salary for Mr. W. Turner and Mr. J. Turner, the Committee considered the responsibilities of the Chairman and the President and Chief Executive Officer associated with the continued success of Bancorp since becoming a public company in 1989. For the other executive officers, the Committee took into account the responsibilities of the position and the experience level of the individual executive and the financial performance of Bancorp. The evaluation of individual performance is an inherently subjective process.

          Bonus. Bancorp's Chairman and the President and Chief Executive Officer are also eligible to receive an annual cash bonus based on the fiscal year performance of Great Southern. To determine the bonus, the Committee reviews actual financial performance based on levels of return on equity, return on assets, peer comparisons and overall financial results of Bancorp. Payment of any incentive compensation thereunder is subject to compliance with all applicable capital requirements and conditions and qualifications established by the Board of Directors. The current bonus plan is one-half percent and one-half percent, respectively, for Messrs. W. Turner and J. Turner of pre-tax fiscal year net income of Bancorp.

          In fiscal 2003, each of Mr. W. Turner and Mr. J. Turner was awarded a bonus of $172,268 compared to bonus paid to each in fiscal 2002 of $176,731.

          Option Plans. Stock options are an integral part of the executive compensation program. They are intended to encourage ownership and retention of Bancorp's stock by key employees as well as non-employee members of the Board of Directors. Through stock options, the objective of aligning key employees' long-range interest with those of stockholders may be met by providing key employees with the opportunity to build, through the achievement of corporate goals, a meaningful stake in Bancorp. In fiscal 2003, Bancorp's stockholders approved the 2003 Stock Option and Incentive Plan. Upon approval of the 2003 plan by stockholders, Bancorp's Board of Directors froze the 1997 Stock Option and Incentive Plan, which means that no new grants of awards will be made under that plan, but outstanding awards under the plan were not affected. The Stock Option Committee, consisting of Directors Frazier, Barclay and Carlson, considers additional options each year as needed to attract and retain employees. The Stock Option Committee, with the approval of the Board of Directors, awarded the following options in fiscal 2003: William V. Turner - 8,000, Joseph W. Turner - 8,000, Rex A. Copeland - 3,500 and Steven G. Mitchem - 3,500. Further details about the options granted in fiscal 2003 can be found under the table "Option Grants in Fiscal 2003."

Dated as of December 17, 2003
Compensation Committee

WILLIAM E. BARCLAY          THOMAS J. CARLSON          LARRY D. FRAZIER

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Stock Performance Graph

          The following graph compares the cumulative total stockholder return on the Common Stock to the cumulative total returns of the Nasdaq U.S. Stock Index and the Nasdaq Financial Stocks Index for the period from June 30, 1998 through December 31, 2003. The graph assumes that $100 was invested in the Common Stock on June 30, 1998 and that all dividends were reinvested.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
	6/98	12/98	12/99	12/00	12/01	12/02	12/03

GSBC	$100	96.03	89.42	65.32	130.33	160.21	205.71
Nasdaq US Companies	$100	123.45	223.25	141.35	109.10	76.34	116.05
Nasdaq Financial	$100	94.68	89.84	98.20	108.84	110.34	148.16

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PROPOSAL II. REINCORPORATION AS A MARYLAND CORPORATION

General

          The Board of Directors of Bancorp has unanimously approved, subject to stockholder approval, a proposal (previously defined in this proxy statement as the "Reincorporation Proposal") to change Bancorp's state of incorporation from Delaware to Maryland by means of a merger (the "Merger") of Bancorp with and into Great Southern Bancorp, Inc., a Maryland corporation ("Bancorp Maryland"), a newly formed, wholly-owned subsidiary of Bancorp. Bancorp Maryland will be the surviving corporation of the Merger, the effect of which will be a change in the law applicable to Bancorp's corporate affairs from Delaware law to Maryland law. While this will result in some changes in stockholders' rights, in the opinion of Bancorp's Board of Directors, these changes are not material to stockholders. See "--Comparison of Stockholder Rights."

          The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Delaware law and Maryland law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under Delaware law and Maryland law, and is qualified in its entirety by reference to the following documents:

  the Plan of Reorganization and Agreement of Merger, dated as of March 29 , 2004, between Bancorp and Bancorp Maryland (the "Merger Agreement"), a copy of which is attached to this proxy statement as Appendix C ;
  the Articles of Incorporation of Bancorp Maryland (the "New Charter"), a copy of which is attached to this proxy statement as Appendix D ; and
  the Bylaws of Bancorp Maryland (the "New Bylaws"), a copy of which is attached to this proxy statement as Appendix E .

          Copies of Bancorp's Certificate of Incorporation (the "Present Charter") and Bylaws (the "Present Bylaws") are available for inspection at Bancorp's executive office, and copies will be provided to stockholders upon request. To request copies of these documents, contact: Larry Larimore, Corporate Secretary, Great Southern Bancorp, Inc., 1451 E. Battlefield, Springfield, Missouri 65804.

          For the reasons discussed below, Bancorp's Board of Directors believes that the best interests of Bancorp and its stockholders would be served by changing Bancorp's state of incorporation from Delaware to Maryland. The Company's Board of Directors unanimously recommends that Bancorp's stockholders vote "FOR" the Reincorporation Proposal.

          Approval of the Reincorporation Proposal by Bancorp's stockholders will constitute adoption by Bancorp's stockholders of the Merger Agreement and approval by Bancorp's stockholders of the New Charter and the New Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the directors of Bancorp Maryland in the classes as set forth under "--Comparison of Stockholder Rights-Number and Classification of Directors," the assumption by Bancorp Maryland, as the surviving corporation of the Merger, of Bancorp's employee benefit plans, agreements and arrangements and the obligations of Bancorp under such plans, agreements and arrangements. Pursuant to the terms of the Merger Agreement, the New Charter and New Bylaws will replace the Present Charter and Present Bylaws as Bancorp's principal corporate governance documents. See "--Comparison of Stockholder Rights." Accordingly, stockholders are urged to read carefully this proxy statement and the attached appendices.

Principal Features of the Reincorporation Proposal

          At the effective time of the Merger, the separate corporate existence of Bancorp will cease and Bancorp Maryland, as the surviving corporation, will succeed to all business, properties, assets and liabilities of Bancorp. Each share of Bancorp's common stock that is issued and outstanding immediately prior to the Merger will, by virtue of the Merger, be converted into one share of the common stock of Bancorp Maryland. At the effective time of the Merger, certificates which immediately prior to the effective time represented shares of Bancorp's common stock will be deemed for all purposes to represent the same number of shares of Bancorp Maryland's common stock. It will not be necessary for stockholders of Bancorp to exchange their existing stock certificates for stock certificates of Bancorp Maryland. However, when outstanding certificates representing shares of Bancorp's common stock are presented for transfer after the Merger, new certificates representing shares of Bancorp Maryland's common stock will be issued. New certificates also will be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes, if any.

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          The Company's Dividend Reinvestment Plan ("DRIP") will continue to operate in the same manner after the Merger, and any shares of Bancorp's common stock held in a DRIP account immediately before the Merger will automatically convert into the same number of shares of Bancorp Maryland's common stock.

          Following consummation of the Merger, Bancorp Maryland's common stock will be listed for trading on the Nasdaq National Market System, the market on which Bancorp's common stock is currently listed for trading. Bancorp Maryland's common stock will be listed under the symbol "GSBC," the current symbol for Bancorp's common stock. Delivery of existing stock certificates representing shares of Company common stock will constitute "good delivery" of shares of Bancorp Maryland common stock in transactions subsequent to the Merger.

          Reincorporation of Bancorp will effect a change in the legal domicile of Bancorp and certain other changes of a legal nature, as described in this proxy statement. Reincorporation of Bancorp will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of Bancorp. The directors and officers of Bancorp prior to the Merger will continue to serve as the directors and officers of Bancorp Maryland following the Merger. As noted above, approval by stockholders of the Reincorporation Proposal will constitute ratification by stockholders of all of the currently serving directors of Bancorp Maryland as set forth in the New Charter. See "--Comparison of Stockholder Rights-Number and Classification of Directors."

          Pursuant to the terms of the Merger Agreement, each option to purchase Company common stock outstanding immediately prior to the effective time of the Merger under Bancorp's 1997 Stock Option and Incentive Plan (the "1997 Stock Option Plan") and Bancorp's 2003 Stock Option and Incentive Plan (the "2003 Stock Option Plan") will become an option to purchase Bancorp Maryland common stock, subject to the same terms and conditions as are set forth in the 1997 and 2003 Stock Option Plans and the applicable option agreement. The 1997 and 2003 Stock Option Plans and all other employee benefit plans, agreements and arrangements of Bancorp will be assumed and continued by Bancorp Maryland following the Merger upon the same terms and subject to the same conditions, subject to the right of the Bancorp Maryland Board of Directors to make amendments to such plans, agreements and arrangements. The 1997 Plan, which was frozen by Bancorp's Board of Directors following approval of the 2003 Plan by Bancorp's stockholders, will remain frozen by Bancorp Maryland following the merger. As noted above, approval by stockholders of the Reincorporation Proposal will constitute approval by stockholders of the assumption by Bancorp Maryland of these plans, agreements and arrangements.

          If the Reincorporation Proposal is approved by Bancorp's stockholders, the Merger will be effective when articles of merger for the Merger are filed with and accepted for record by the State Department of Assessments and Taxation of Maryland and a certificate of ownership and merger for the Merger is filed with the Secretary of State of the State of Delaware. These filings will be made at such time as the Boards of Directors of Bancorp and Bancorp Maryland determine is advisable.

          The Merger Agreement provides that the Merger may be abandoned by the Board of Directors of either Bancorp or Bancorp Maryland prior to the effective time of the Merger, either before or after stockholder approval. In addition, the Merger Agreement may be amended prior to the effective time, either before or after stockholder approval; provided, however, that the Merger Agreement may not be amended after stockholder approval if the amendment would (a) alter or change the amount or kind of shares or other consideration to be received by stockholders in the Merger, (b) alter or change any term of the New Charter, (c) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the stockholders, or (d) otherwise violate applicable law. The Company's Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation or amend the Merger Agreement.

Purpose for Reincorporation Proposal

          The Board of Directors believes that reincorporating Bancorp in Maryland would be in the best interests of Bancorp and its stockholders because Bancorp would no longer be required to pay Delaware franchise taxes. For calendar years 2003 and 2002, Bancorp paid approximately $56,473 and $35,356, respectively, in Delaware franchise taxes. It is expected that Bancorp will pay at least $56,473 in Delaware franchise taxes for 2004 and future years if it remains a Delaware corporation. Unlike Delaware, the State of Maryland does not impose a franchise tax on corporations incorporated under its laws. If Bancorp is reincorporated in Maryland, the only amount payable annually to the State of Maryland as a result of being incorporated under its laws would be $300, which will be paid in conjunction with Maryland's annual reporting requirements. During the current fiscal year, some of the savings anticipated by the reincorporation will initially be offset by expenses associated with the reincorporation, such as filing, legal, printing and similar expenses.

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          After considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Delaware law and Maryland law, Bancorp's Board of Directors has concluded that the benefits to Bancorp and its stockholders of becoming a Maryland corporation outweigh the benefits of remaining a Delaware corporation. See "--Comparison of Stockholder Rights" and "--Possible Disadvantages of the Reincorporation Proposal."

Comparison of Stockholder Rights

          Upon consummation of the Merger, Bancorp's corporate affairs will be governed by Maryland law and the New Charter and New Bylaws. The New Charter and New Bylaws are substantially similar to the Present Charter and Present Bylaws with respect to material provisions. Differences between the New Charter and New Bylaws and the Present Charter and Present Bylaws are primarily the result of differences between the Delaware General Corporation Law (the "Delaware GCL") and the Maryland General Corporation Law (the "Maryland GCL"). Although it is impracticable to compare all of the aspects in which Maryland law and Delaware law differ, the following is a summary of certain significant differences and important similarities between the laws of these two states and the Present and New Charters and Bylaws. This discussion is qualified in its entirety by reference to the New Charter and New Bylaws, copies of which are attached as Appendices D and E , respectively, to this proxy statement, the Present Charter and Present Bylaws and the Delaware GCL and Maryland GCL.

          For purposes of this section, "Bancorp" refers in most places to Great Southern Bancorp, Inc. incorporated under the laws of the State of Delaware; in those instances where reference is made to the "Bancorp" after the Merger, the reference means Great Southern Bancorp, Inc. incorporated under the laws of the State of Maryland.

Capital Stock

          Bancorp. Bancorp's authorized capital stock consists of 20,000,000 shares of common stock, par value $.01 per share, and 1,000,000 shares of preferred stock, par value $.01 per share. No shares of preferred stock of Bancorp have been issued. As of March 8, 2004, 6,853,351 shares of Bancorp's common stock were issued and outstanding.

          The Present Charter authorizes Bancorp's Board of Directors to issue preferred stock from time to time in one or more series subject to applicable provisions of law, and Bancorp's Board of Directors is authorized to fix the designations, powers, preferences and relative participating, optional and other special rights of such shares, including voting rights (which could be multiple or as a separate class) and conversion rights.

          The authorized but unissued shares of common stock are available for general corporate purposes, including but not limited to, possible issuance as stock dividends, in mergers or acquisitions, in a future underwritten or other public or private offering, or under a stock-based employee benefit plan. The authorized but unissued shares of preferred stock are likewise available for issuance in future mergers or acquisitions, in a future underwritten or other public or private offering or for other corporate purposes. Except as required by law, the rules of the Nasdaq Stock Market or as otherwise required to approve the transaction in which the additional authorized shares of common stock or authorized shares of preferred stock would be issued, no stockholder approval is required for the issuance of these shares. Accordingly, the Board of Directors of Bancorp, generally without stockholder approval, may issue additional shares of common stock and preferred stock with voting and conversion rights which could dilute and otherwise adversely affect the voting power of the existing holders of common stock.

          Bancorp Maryland. Bancorp Maryland's authorized capital stock consists of 20,000,000 shares of common stock, par value $.01 per share, and 1,000,000 shares of preferred stock, par value $.01 per share.

          Under the New Charter, the Board of Directors of Bancorp Maryland has rights and powers with respect to the issuance of common stock and preferred stock that are substantially similar to those provided in the Present Charter.

          As of the date of this proxy statement, management is not aware that any person or group has indicated an intention or desire to institute a takeover of Bancorp. In addition, the Board of Directors has no present plans or understandings for the issuance of any preferred stock and does not intend to issue any preferred stock except on terms which the Board deems to be in the best interests of Bancorp and its stockholders.

Dividends

          Bancorp. Pursuant to the Delaware GCL, Bancorp may pay dividends on its common stock out of its surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. The Delaware GCL also provides that dividends may not be paid out of net profits if, after the payment of the dividends, the capital of Bancorp would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

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          Bancorp Maryland. Under the Maryland GCL, Bancorp Maryland is permitted to make dividends or other distributions unless after the distribution: (1) Bancorp Maryland would not be able to pay its debts as they become due in the usual course of business; or (2) Bancorp Maryland's total assets would be less than the sum of its total liabilities, plus, unless the New Charter permits otherwise, the amount that would be needed, if Bancorp Maryland were dissolved at the time of the distribution, to satisfy preferential rights of stockholders whose preferential rights are superior to those receiving the distribution.

Advance Notice Requirements for Presentation of Business and Nominations of Directors at Annual Meetings of Stockholders

          Bancorp. Pursuant to the Present Bylaws, nominations for directors by stockholders and written notice of any stockholder proposal for business at an annual meeting of stockholders must be made in writing and delivered to the Secretary of Bancorp at least 30 days prior to the meeting date. If, however, less than 40 days prior disclosure of the date of the meeting is given or made to stockholders, nominations or the stockholder notice must be received by Bancorp not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations and stockholder proposals must be accompanied by certain information specified in the Present Bylaws.

          Bancorp Maryland. Under the New Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of Bancorp at least 90 days and no more than 120 days prior to the meeting date. If, however, less than 100 days' notice of the date of the meeting is given or made to stockholders by public notice, mail, or otherwise transmitted, nominations must be received by Bancorp not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or otherwise transmitted or public announcement of the date of the meeting was first made.

          Under the New Bylaws, Bancorp must receive written notice of any stockholder proposal for business at an annual meeting of stockholders at least 90 days and no more than 120 days before the first anniversary of the preceding year's annual meeting. If the date of the current year annual meeting is advanced by more than 20 days or delayed by more than 60 days from the anniversary date of the preceding year's annual meeting, notice of the proposal must be received by Bancorp by no earlier than the close of business the 120th day prior to the annual meeting and not later than the 90th day prior to the annual meeting or the 10th day following the day on which notice of the meeting is mailed or otherwise transmitted or public disclosure of the meeting date is first made. As with the Present Bylaws, under the New Bylaws, director nominations and stockholder proposals must be accompanied by certain information specified in the New Bylaws.

          Stockholders wishing to submit a proposal for business to be included in management's proxy statement for an annual meeting are reminded that, in addition to the bylaw provisions described above, they must adhere to the deadline and other rules for doing so established by the Securities and Exchange Commission. See "Stockholder Proposals."

          Adequate advance notice of stockholder proposals and director nominations gives management time to evaluate these proposals and nominations and to determine whether to recommend to the stockholders that submitted stockholder proposals be adopted. In certain instances, these provisions could make it more difficult to oppose management's proposals or nominations if stockholders believe such proposals or nominations are not in their best interests.

Cumulative Voting for Election of Directors

          Under the Delaware GCL and Maryland GCL, a corporation may provide for cumulative voting in the election of directors in its certificate of incorporation (in the case of a Delaware corporation) or charter (in the case of a Maryland corporation). Pursuant to the Present and New Charters, neither Bancorp nor Bancorp Maryland permits cumulative voting in the election of directors. The absence of cumulative voting rights means that the holders of a majority of the shares voted at a meeting of stockholders may, if they so choose, elect all the directors to be elected at that meeting, and thus preclude minority stockholder representation on the board of directors.

Restrictions on Voting Rights

          Bancorp. The Present Charter generally prohibits any stockholder that beneficially owns more than 10% of the outstanding shares of Bancorp common stock from voting shares in excess of this limit.

          Bancorp Maryland. The New Charter contains a voting limitation substantially identical to the one in the Present Charter.

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          Maryland Control Share Acquisition Statute. The Maryland GCL contains a control share acquisition statute which, in general terms, provides that where a stockholder acquires issued and outstanding shares of a corporation's voting stock (referred to as control shares) within one of several specified ranges (one-tenth or more but less than one-third, one-third or more but less than a majority, or a majority or more), approval by stockholders of the control share acquisition must be obtained before the acquiring stockholder may vote the control shares. The required stockholder vote is two-thirds of all votes entitled to be cast, excluding "interested shares," defined as shares held by the acquiring person, officers of the corporation and employees who are also directors of the corporation. A corporation may, however, opt-out of the control share statute through a charter or bylaw provision, which Bancorp Maryland has done pursuant to the New Bylaws. Accordingly, the Maryland control share acquisition statute will not apply to acquisitions of shares of Bancorp Maryland's common stock. Though not expected, the Bancorp Maryland Board of Directors could cause Bancorp Maryland to become subject to the Maryland control share acquisition statute by amending the New Bylaws to eliminate the opt-out provision. See "-Amendment of Charter and Bylaws-Bancorp Maryland."

          The Delaware GCL does not contain a control share acquisition or similar statute.

Number and Classification of Directors

          The Present Charter provides that the number of directors is set from time to time by vote of a majority of the whole board (meaning the total number of directors Bancorp would have if there were no vacancies on the board). The New Charter provides that the initial number of directors is seven, which number may be increased or decreased in accordance with the New Bylaws. Similar to the Present Charter, the New Bylaws provide that the number of directors is set from time to time by vote of the Board of Directors. Both Bancorp's Board of Directors and Bancorp Maryland's Board of Directors is currently comprised of seven members. Both boards are divided into three classes, with each class serving a staggered three-year term, meaning that approximately one-third of the directors are elected at each annual meeting of stockholders.

          The New Charter sets forth the names of the initial directors of Bancorp Maryland and the term of office for each director, as follows:

Name	Position(s) Held in Bancorp and to be Held in Bancorp Maryland	Term to Expire

William E. Barclay	Director	2005
Larry D. Frazier	Director	2005
Thomas J. Carlson	Director	2006
Joseph W. Turner	President, Chief Executive Officer and Director	2006
William V. Turner	Chairman of the Board	2007 *
Julie T. Brown	Director	2007 *
Earl A. Steinert, Jr.	Director	2007 *
*	The current terms of Bancorp Directors W. Turner, Brown and Steinert expire at the Annual Meeting and they have each been nominated for re-election for a term to expire in 2007. See "Proposal I. Election of Directors."

          All of the individuals named above presently serve as directors of Bancorp, for terms to expire corresponding to those indicated above (with Directors W. Turner, Brown and Steinert nominated for re-election at the Annual Meeting for a term to expire in 2007) . By voting in favor of the Reincorporation Proposal, Bancorp's stockholders will be deemed to have approved of the above-named individuals as directors of Bancorp Maryland without further action and without changes in the classes or terms of office.

Removal of Directors

          The Present Charter and the New Charter each provide that, subject to the rights of the holders of any series of preferred stock outstanding, directors may be removed from office only for cause and only by the vote of the holders of at least 80% of the voting power of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Filling Vacancies on the Board of Directors

          Bancorp. The Present Charter provides that, subject to the rights of the holders of any series of preferred stock outstanding, vacancies in the board of directors may be filled only by a majority vote of the directors then in office, even if less than a quorum. Newly appointed directors serve until the expiration of the term of the class to which they are appointed.

          Bancorp Maryland. The New Bylaws provide that vacancies in the board of directors may be filled only by a majority vote of the directors then in office, even if less than a quorum. As under the Present Charter, under the New Bylaws newly appointed directors serve until the expiration of the term of the class to which they are appointed.

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Amendment of Charter and Bylaws

          Bancorp. Generally, the Present Charter may be amended in the manner prescribed by the Delaware GCL, which requires the approval of Bancorp's Board of Directors and the holders of at least a majority of the outstanding shares of Bancorp's common stock. The amendment of certain other provisions of the Present Charter, however, requires the vote of at least 80% of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. These include provisions relating to: the prohibition on stockholder action by written consent; the call of special stockholders' meetings; the number, classification, election and removal of directors; certain business combinations with greater than 10% stockholders; the prevention of greenmail; indemnification of directors and officers; and amendments to the Present Charter and Bylaws.

          The Present Charter provides that the Present Bylaws may be amended either by Bancorp's Board of Directors, by the vote of a majority of the whole board, or by Bancorp's stockholders, by the vote of the holders of 80% of the voting power of the capital stock entitled to vote generally in the election of directors, voting together as a single class.

          Bancorp Maryland. The New Charter contains a provision regarding amendments of the New Charter that is substantially similar to the one contained in the Present Charter. That is, generally the New Charter may be amended upon approval by the Board of Directors of Bancorp Maryland and the holders of a majority of the outstanding shares of Bancorp Maryland's common stock, with a super-majority stockholder vote required for amending specified provisions. The provisions of the New Charter requiring a super-majority stockholder vote for amendment are essentially the same as those specified in the Present Charter, except that amendment of the New Charter provisions relating to the authorization of the Board of Directors to set the terms of and issue preferred stock, voting limitations on 10% or greater stockholders and limitations on the liability of directors and officers requires a super-majority stockholder vote; the comparable provisions of the Present Charter (which in the case of the liability limitation provision limits the liability of directors but not officers), require only a majority vote for an amendment. Also, the New Charter does not contain provisions concerning stockholder action by written consent or the calling of special stockholders' meetings; these matters are dealt with in the New Bylaws. See "-Action by Stockholders Without a Meeting" and "-Special Meetings of Stockholders." In addition, as noted below under "-Super-Majority Stockholder Vote for Mergers, Acquisitions and Certain Other Transactions," the New Charter contains a provision which provides that any action requiring a super-majority stockholder vote by law instead requires only a majority stockholder vote; this provision itself requires a super-majority stockholder vote to amend. The Present Charter does not contain a comparable provision.

          Under the Maryland GCL, the New Charter may be amended by the Bancorp Maryland Board of Directors without stockholder approval to (1) change the name of the corporation or (2) change the name or other designation or the par value of any class or series of stock and the aggregate par value of that stock.

          Like the Present Charter, the New Charter provides that the New Bylaws may be amended by the vote of a majority of the whole board, or by the stockholders, by the vote of the holders of 80% of the voting power of the capital stock entitled to vote generally in the election of directors, voting together as a single class.

Business Combinations with Certain Persons

          Bancorp. The Present Charter provides that certain business combinations (for example, mergers, share exchanges, significant asset sales and significant stock issuances) involving "interested stockholders" of Bancorp require, in addition to any vote required by law, the approval of at least 80% of the voting power of the outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, unless either (1) a majority of the disinterested directors have approved the business combination or (2) certain fair price and procedure requirements are satisfied. An "interested stockholder" generally means a person who is a 10% or greater stockholder of Bancorp or who is an affiliate of Bancorp and at any time within the past two years was a 10% stockholder of Bancorp.

          Bancorp Maryland. The New Charter contains a substantially identical provision.

          Delaware Business Combination Statute. Section 203 of the Delaware GCL provides that if a person acquires 15% or more of the stock of a Delaware corporation, thereby becoming an "interested stockholder" (for purposes of Section 203), that person may not engage in certain business combinations with the corporation for a period of three years unless one of the following three exceptions applies:

  the board of directors approved the acquisition of stock or the business combination transaction prior to the time that the person became an interested stockholder;

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  the person became an interested stockholder and 85% owner of the voting stock of the corporation in the transaction in which it became an interested stockholder, excluding voting stock owned by directors who are also officers and certain employee stock plans; or
  the business combination transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested stockholder at an annual or special meeting.

          A Delaware corporation may elect not to be governed by Section 203. Bancorp has not made such an election. Section 203 does not apply to the merger of Bancorp and Bancorp Maryland.

          Maryland Business Combination Statute. Like the Delaware GCL, the Maryland GCL contains a business combination statute. The Maryland business combination statute prohibits a business combination between a corporation and an interested stockholder (one who beneficially owns 10% or more of the voting power) for a period of five years after the interested stockholder first becomes an interested stockholder, unless the transaction has been approved by the board of directors before the interested stockholder became an interested stockholder or the corporation has exempted itself from the statute pursuant to a charter provision. After the five-year period has elapsed, a corporation subject to the statute may not consummate a business combination with an interested stockholder unless (1) the transaction has been recommended by the board of directors and (2) the transaction has been approved by (a) 80% of the outstanding shares entitled to be cast and (b) two-thirds of the votes entitled to be cast other than shares owned by the interested stockholder. This approval requirement need not be met if certain fair price and terms criteria have been satisfied.

          Bancorp Maryland has opted-out of the Maryland business combination statute through a provision in the New Charter.

Prevention of Greenmail

          Bancorp. The Present Charter generally prohibits Bancorp from acquiring any of its own equity securities from a beneficial owner of 5% or more of Bancorp's voting stock unless: (i) the acquisition is approved by the holders of at least 80% of Bancorp's voting stock not owned by the seller; (ii) the acquisition is made as part of a tender or exchange offer by Bancorp or a subsidiary of Bancorp to purchase securities of the same class on the same terms to all holders of such securities; (iii) the acquisition is pursuant to an open market purchase program approved by a majority of the board of directors, including a majority of the disinterested directors; or (iv) the acquisition is at or below the market price of Bancorp's common stock and is approved by a majority of the board of directors, including a majority of the disinterested directors.

          Bancorp Maryland. The New Charter contains a provision substantially identical to the one contained in the Present Charter.

Super-Majority Stockholder Vote for Mergers, Acquisitions and Certain Other Transactions

          The Delaware GCL does not, and the Present Charter and Bylaws do not, contain any provision requiring a super-majority vote for mergers and similar transactions, except with respect to certain business combinations with large stockholders under certain circumstances. See "--Business Combinations with Certain Persons." Generally, under the Delaware GCL and the Present Charter, mergers and similar transactions require approval by the holders of a majority of the outstanding shares entitled to vote. The Maryland GCL provides that a merger or similar transaction generally requires the approval of the holders of at least two-thirds of the outstanding shares entitled to vote on the matter, absent a provision in the corporation's charter to the contrary. The New Charter specifically provides that notwithstanding any provision of law requiring action by stockholders by a vote of greater than a majority of the outstanding shares to vote and except for matters which under the New Charter require a super-majority stockholder vote, the action will be valid if approved by the holders of at least a majority of the outstanding shares entitled to vote.

Non-Shareholder Constituency Provision

          Bancorp. The Present Charter provides that when evaluating any offer of another person to (1) make a tender or exchange offer for any equity security of Bancorp, (2) merge or consolidate Bancorp with another corporation or entity or (3) acquire all or substantially all of the properties and assets of Bancorp, Bancorp's Board of Directors may, in exercising its judgment as to what is in the best interest of Bancorp and its stockholders, give due consideration to all relevant factors, including, among other things:

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  the social and economic effects of acceptance of the offer on the present and future customers and employees of Bancorp and its subsidiaries and on the communities in which Bancorp and its subsidiaries operate or are located; and
  the effect on the ability of Bancorp to fulfill its corporate objectives as a financial institution holding company and on the ability of its subsidiary financial institution to fulfill the objectives of a federally insured financial institution.

          Bancorp Maryland. The New Charter provides that when evaluating any offer of another person to (1) make a tender or exchange offer for any equity security of Bancorp Maryland, (2) merge or consolidate Bancorp Maryland with another corporation or entity or (3) acquire all or substantially all of the properties and assets of Bancorp Maryland, or when evaluating any other transaction which would or may involve a change in control of Bancorp Maryland, the Board of Directors may, in exercising its business judgment as to what is in the best interests of Bancorp Maryland and its stockholders and in making any recommendation to Bancorp Maryland's stockholders, give due consideration to all relevant factors, including, but not limited to:

  the immediate and long-term economic effect upon Bancorp Maryland's stockholders, including stockholders, if any, who do not participate in the transaction;
  the social and economic effect on the employees, creditors and customers of, and others dealing with, Bancorp Maryland and its subsidiaries and on the communities in which Bancorp Maryland and its subsidiaries operate or are located;
  whether the proposal is acceptable based on the historical, current or projected future operating results or financial condition of Bancorp Maryland;
  whether a more favorable price could be obtained for Bancorp Maryland's stock or other securities in the future;
  the reputation and business practices of the other entity to be involved in the transaction and its management and affiliates as they would affect the employees of Bancorp Maryland and its subsidiaries;
  the future value of the stock or any other securities of Bancorp Maryland or the other entity to be involved in the proposed transaction;
  any antitrust or other legal and regulatory issues that are raised by the proposal;
  the business and historical, current or expected future financial condition or operating results of the other entity to be involved in the proposed transaction, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the proposed transaction, and other likely financial obligations of the other entity to be involved in the proposed transaction; and
  the ability of Bancorp Maryland to fulfill its objectives as a financial institution holding company and on the ability of its subsidiary financial institution(s) to fulfill the objectives of a federally insured financial institution.

          The New Charter provides that if Bancorp Maryland's Board of Directors determines that any proposed transaction of the type described above should be rejected, it may take any lawful action to defeat the transaction, including, but not limited to, any or all of the following:

  advising stockholders not to accept the proposal;
  instituting litigation against the party making the proposal;
  filing complaints with governmental and regulatory authorities;
  acquiring the stock or any other securities of Bancorp Maryland;
  selling or otherwise issuing authorized but unissued stock, other securities or granting options or rights with respect to authorized but unissued stock;

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  acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and
  obtaining a more favorable offer from another individual or entity.

Action By Stockholders Without a Meeting

          Bancorp. The Present Charter provides that any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of stockholders and not by written consent.

          Bancorp Maryland. The New Bylaws provide that, except as described in the following sentence, any action required or permitted to be taken at a meeting of stockholders may instead be taken without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter. The New Bylaws also provide that, unless the New Charter provides otherwise, the holders of any class of Bancorp Maryland stock, other than common stock, that is entitled to vote generally in the election of directors may act without a meeting by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to approve the action at a meeting of stockholders if Bancorp Maryland gives notice of the action so taken to each stockholder within ten days after the action is taken.

Special Meetings of Stockholders

          Bancorp. The Present Charter provides that special meetings of stockholders may be called only by the Board of Directors by vote of a majority of the whole board.

          Bancorp Maryland. The New Bylaws provide that special meetings of stockholders may be called by the President or by the Board of Directors by vote of a majority of the whole board. In addition, the New Bylaws provide that a special meeting of stockholders shall be called by the Secretary of Bancorp Maryland on the written request of stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Limitations on Directors' and Officers' Liability

          Bancorp. The Present Charter contains a provision limiting the personal liability of directors to the extent permitted by the Delaware GCL, which provides that no director will be personally liable to the company or its stockholders for monetary damages for any breach of fiduciary duty as a director except as follows:

  a director may be liable under Section 174 of the Delaware GCL, which creates liability for unlawful payment of dividends and unlawful stock purchases or redemptions; and
  a director also may be liable for:
    breaching his or her duty of loyalty to the company or its stockholders;
    for acts and omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or
    any transaction from which the director derived an improper personal benefit.

          Bancorp Maryland. Consistent with Maryland law, the New Charter provides that an officer or director of Bancorp Maryland may not be liable to Bancorp Maryland or its stockholders for money damages, except to the extent:

  it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received;
  a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or
  otherwise provided by the Maryland GCL.

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Indemnification

          Delaware Law. Under the Delaware GCL, a corporation may indemnify its directors, officers, employees and certain other individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with specified actions, suits or proceedings arising because of the person's relationship to the corporation. Generally, the indemnification will cover expenses regardless of whether the action stems from a civil, criminal, administrative or investigative proceeding if the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard applies in an action or suit by or in the right of the corporation (i.e., a stockholder derivative claim) except that indemnification only extends to expenses (including attorneys' fees) incurred in the defense or settlement of such a proceeding. In cases involving the right of the corporation, the Delaware GCL requires court approval before there can be any indemnification when the person seeking the indemnification has been found liable to the corporation. To the extent that a person otherwise eligible to be indemnified is successful on the merits or otherwise in defense in any action, suit or proceeding described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandatory under the Delaware GCL.

          The Delaware GCL provides that a corporation may pay the expenses incurred by a director or officer in defending a proceeding in advance of the final disposition of that proceeding, provided that the corporation has received from the director or officer a written undertaking to repay the amount advanced if it is ultimately determined that the director or officer is not entitled to be indemnified for the expenses.

          The Present Charter generally provides for the indemnification of and advancement of expenses to directors and officers to the extent permitted by the Delaware GCL. The Present Charter also provides that Bancorp may, to the extent authorized by a majority vote of the disinterested directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of Bancorp to the same extent these rights are conferred upon directors and officers by the Present Charter. The Present Charter further provides, consistent with the Delaware GCL, that the right to indemnification and advancement of expenses conferred by the Present Charter is not exclusive of any other right which a person may have under the Present Charter, the Present Bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise.

          Maryland Law. The Maryland GCL permits a corporation to indemnify its directors, officers, employees and agents against judgments, penalties, fines, settlements and reasonable expenses actually incurred unless it is proven that (1) the conduct of the person was material to the matter giving rise to the proceeding and the person acted in bad faith or with active and deliberate dishonesty, (2) the person actually received an improper personal benefit or (3) in the case of a criminal proceeding, the person had reason to believe that his conduct was unlawful. The Maryland GCL provides that where a person is a defendant in a derivative proceeding, the person may not be indemnified if the person is found liable to the corporation. The Maryland GCL also provides that a person may not be indemnified in respect of any proceeding alleging improper personal benefit in which the person was found liable on the grounds that personal benefit was improperly received. The person found liable in the derivative proceeding or in the proceeding alleging improper personal benefit may petition a court to nevertheless order indemnification for expenses if the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. Similar to the Delaware GCL, the Maryland GCL provides that unless otherwise provided in the corporation's charter, a director or officer (but not an employee or agent) who is successful on the merits or otherwise in defense of any proceeding must be indemnified against reasonable expenses.

          The Maryland GCL provides that reasonable expenses incurred by a director, officer, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition of the proceeding if the corporation receives a written affirmation from the person to receive the advancement of that person's good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by the person to repay the advanced amount if it is ultimately determined that he or she has not met the standard of conduct.

          The New Charter provides that Bancorp Maryland will indemnify and advance expenses to its directors and officers to the fullest extent required or permitted by the Maryland GCL. The New Charter also provides that Bancorp Maryland may indemnify other employees and agents to the extent authorized by its Board of Directors and permitted by law. The New Charter further provides, consistent with the Maryland GCL, that the rights to indemnification and to the advancement of expenses conferred by the New Charter are not exclusive of any other right which a person may have under any statute, the New Charter, the New Bylaws, any agreement, any vote of stockholders or the Board of Directors, or otherwise.

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Appraisal Rights

          Delaware Law. Under the Delaware GCL, stockholders of a corporation who are voting on a merger or consolidation generally are entitled to dissent from the transaction and obtain payment of the fair value of their shares (so-called "appraisal rights"), if they properly follow the statutory procedures for asserting these rights. Appraisal rights do not apply if, however, (1) the shares are listed on a national securities exchange or The Nasdaq Stock Market National Market system or are held by 2,000 or more holders of record and (2) except for cash in lieu of fractional share interests, the shares are being exchanged for the shares of the surviving corporation of the merger or the shares of any other corporation, which shares of such other corporation will, as of the effective date of the merger or consolidation, be listed on a national securities exchange or The Nasdaq Stock Market National Market system or held of record by more than 2,000 holders.

          Pursuant to the Delaware GCL, appraisal rights generally are not available in a merger of two corporations where one of the corporations owns at least 90% of the outstanding stock of the other corporation. Because Bancorp owns 100% of the outstanding stock of Bancorp Maryland, Bancorp's stockholders are not entitled to appraisal rights in connection with the Merger.

          Maryland Law. The Maryland GCL provides that, except in connection with a transaction governed by the Maryland business combination statute or exempted from that statute pursuant to the statute's fair price provisions, a stockholder is not entitled to demand the fair value of his or her shares of stock in any transaction if the stock is listed on a national securities exchange or The Nasdaq Stock Market National Market system or SmallCap system. Because, as described under "--Business Combinations with Certain Persons," Bancorp Maryland has opted-out of the Maryland business combination statute through a charter provision, and since Bancorp Maryland common stock will be listed on The Nasdaq Stock Market upon completion of the Merger, the holders of Bancorp Maryland common stock after the Merger will not be entitled to appraisal rights under any circumstances, regardless of the form of consideration to be paid for their shares in a merger. In contrast, as noted above, Bancorp's stockholders would be entitled to appraisal rights under the Delaware GCL if Bancorp were a party to a merger and the consideration payable to Bancorp's stockholders consisted, entirely or in part, of cash (other than cash payable in lieu of fractional share interests).

Stockholder Inspection Rights

          Delaware Law. The Delaware GCL provides that any stockholder, regardless of the number of shares held and how long he has held his shares, generally has the right to inspect the corporation's stock ledger, list of stockholders and other books and records, provided he has a proper purpose for doing so and satisfies certain procedural requirements.

          Maryland Law. Under the Maryland GCL, any stockholder may inspect the corporation's bylaws, stockholder minutes, annual statement of affairs and any voting trust agreements. However, only a holder or group of holders of 5% or more of the corporation's stock for at least six months has the right to inspect the corporation's stock ledger, list of stockholders and books of account.

Anti-takeover Effects

          The Present and New Charter and Bylaws contain a number of provisions which may be viewed as having anti-takeover effects. These include, but are not limited to, the following:

  classification of the board of directors, which prevents a majority of the incumbent directors from being replaced at a single annual stockholders' meeting;
  authorization of the board of directors to issue additional shares of common stock and preferred stock generally without stockholder approval;
  advance notice requirements for stockholder proposals and director nominations;
  not permitting cumulative voting in the election of directors;
  a voting limitation on 10% or greater stockholders;
  providing that directors may be removed only for cause and only upon approval of 80% of the outstanding voting power;
  providing that certain charter provisions can only be amended upon approval of 80% of the outstanding voting power;
  providing that the bylaws can be amended by stockholders only upon approval of 80% of the outstanding voting power;

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  providing that certain business combinations with 10% or greater stockholders require the approval of 80% of the outstanding voting power unless the transaction has been approved by a majority of the disinterested directors or certain fair price and procedure requirements have been satisfied;
  an anti-greenmail provision applicable to repurchases of shares from 5% or greater stockholders;
  in the case of Bancorp, in the Present Charter, providing that stockholders may not act by written consent, and in the case of Bancorp Maryland, in the New Bylaws, providing that except with respect to the holders of preferred stock, stockholders may act by written consent only if the consent is given by each stockholder entitled to vote on the matter; and
  in the case of Bancorp, in the Present Charter, providing that stockholders may not call special meetings of stockholders, and in the case of Bancorp Maryland, in the New Bylaws, providing that stockholders may cause a special meeting of stockholders to be called upon the written request of stockholders entitled to cast a majority of the votes.

          Except where noted, the provisions of the type described above that are contained in the Present Charter and Bylaws are substantially the same as those contained in the New Charter and Bylaws. In addition to the charter and bylaw provisions described above, Bancorp is subject to Section 203 of the Delaware GCL, which imposes a three-year moratorium on certain business combinations with an "interested stockholder" unless one of three exceptions applies. See "-Business Combinations with Certain Persons-Delaware Business Combination Statute." Bancorp Maryland has, through a provision in the New Charter, opted out of the comparable business combination statute contained in the Maryland GCL, and, through a provision in the New Bylaws, opted out of the Maryland control share acquisition statute (though the Bancorp Maryland Board of Directors could at any time cause Bancorp Maryland to become subject to the control share statute by amending the Bylaws to change the opt-out provision). See "-Business Combinations with Certain Persons-Maryland Business Combination Statute" and "-Restrictions on Voting Rights-Maryland Control Share Acquisition Statute."

          Anti-takeover provisions in the Delaware and Maryland statutes and in the corporate governance structure of both Bancorp and Bancorp Maryland could have the effect of discouraging an acquisition of Bancorp or Bancorp Maryland or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of Bancorp's or Bancorp Maryland's common stock. These provisions may serve to make it more difficult to remove incumbent management and board members and may also discourage all attempts to acquire control not approved by the Board of Directors for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction might not have an opportunity to do so.

Possible Disadvantages of the Reincorporation Proposal

          Despite the belief of Bancorp's Board of Directors that the Reincorporation Proposal is in the best interests of Bancorp and its stockholders, stockholders should be aware that many provisions of the New Charter, the New Bylaws and the Maryland GCL have not received extensive scrutiny and interpretation by the Maryland courts. The Delaware GCL is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law. The Bancorp's Board of Directors believes, however, that Maryland law will provide Bancorp with the comprehensive, flexible structure which it needs to operate effectively.

Tax Consequences

          Under current United States federal income tax laws, the Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, (i) no gain or loss will be recognized for United States federal income tax purposes by the stockholders of Bancorp as a result of the Merger and (ii) the basis and holding period for the common stock of Bancorp Maryland received by the stockholders of Bancorp in exchange for common stock of Bancorp will be the same as the basis and holding period of the common stock of Bancorp exchanged therefor. The Merger will have no federal income tax effect on Bancorp. State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Merger under applicable state, local or foreign income tax laws.

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Vote Required

          Pursuant to the Delaware GCL and the Present Charter, the affirmative vote of the holders of a majority of the outstanding shares of Bancorp's common stock is required for approval of the Reincorporation Proposal. Approval of the Reincorporation Proposal by stockholders of Bancorp will constitute adoption of the Merger Agreement, and specific approval of the New Charter and New Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the directors of Bancorp Maryland in the classes as set forth under "--Comparison of Stockholder Rights-Number and Classification of Directors," the assumption by Bancorp Maryland, as the surviving corporation of the Merger, of Bancorp's employee benefit plans, agreements and arrangements, and the obligations of Bancorp under such plans, agreements and arrangements.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REINCORPORATION PROPOSAL.

PROPOSAL III. RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS

          The Audit Committee of Bancorp's Board of Directors has engaged the independent certified public accounting firm of BKD, LLP to audit Bancorp's financial statements for the 2004 fiscal year, subject to the ratification of the appointment by Bancorp's stockholders at the Annual Meeting. Representatives of BKD, LLP are expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

          During the fiscal years ended December 31, 2003 and 2002, BKD, LLP provided various audit, audit related and non-audit services to Bancorp. Set forth below are the aggregate fees billed for these services:

(a)	Audit Fees: Aggregate fees billed for professional services rendered for the audit of Bancorp's annual financial statements and reviews of financial statements included in Bancorp's Quarterly Reports on Form 10-Q and internal control attestations for those fiscal years: $101,075 - 2003; $90,700 - 2002.
(b)	Audit Related Fees: Aggregate fees billed for professional services rendered related to audits of employee benefit plans and consultation on accounting matters: $22,375 - 2003; $29,115 - 2002.
(c)	Tax Fees: Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax consultations: $14,160 - 2003; $6,200 - 2002.
(d)	All other fees: Aggregate fees billed for all other professional services, including compliance work, 401(k) plan administration and internal audit (2002 only): $14,425 - 2003; $39,990 - 2002.

          The audit committee preapproves all audit and permissible non-audit services to be provided by BKD, LLP and the estimated fees for these services.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS BANCORP'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

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PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

          The following table sets forth certain information, as of the Record Date as to those persons believed by management of Bancorp to be beneficial owners of more than five percent of the outstanding shares of Common Stock. Persons, legal or natural, and groups beneficially owning in excess of five percent of the Common Stock are required to file certain reports regarding their ownership with Bancorp and with the United States Securities and Exchange Commission (the "SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Where appropriate, historical information set forth below is based on the most recent filing on behalf of the person with Bancorp. Other than those persons listed below, management is not aware of any person or group that owns more than five percent of the Common Stock as of the Record Date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

William V. Turner Ann S. Turner Turner Family Limited Partnership Turner Family Foundation 925 St. Andrews Circle Springfield, MO 65809	1,039,802(3)	15.15%

Robert M. Mahoney Joyce B. Mahoney Tri-States Service Company 4940 S. Farm Road 189 Suite 500 Rogersville, MO 65742	527,384(4)	7.70

Earl A. Steinert, Jr. 1736 E. Sunshine Springfield, MO 65804	460,500(5)	6.72
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(1)	Due to the rules for determining beneficial ownership, the same securities may be attributed as being beneficially owned by more than one person. The holders may disclaim beneficial ownership of the included shares which are owned by or with family members, trusts or other entities.
(2)	The percentage ownership is based on the number of shares outstanding as of the Record Date.
(3)	Under Rule 13d-3 under the Exchange Act, share amounts shown for Bancorp's officers and directors include shares that they may acquire upon the exercise of options that are exercisable at the Record Date or will become exercisable within 60 days of that date. This figure includes 9,375 shares which may be acquired through option exercises by William V. Turner. This figure also includes 36,978 shares held in various capacities by Ann S. Turner, Mr. W. Turner's wife, which Mr. W. Turner may be deemed to beneficially own, 14,826 shares held by the Turner Family Foundation which Mr. and Mrs. Turner may be deemed to beneficially own and 783,012 shares held by the Turner Family Limited Partnership which Mr. and Mrs. W. Turner may be deemed to beneficially own. Mr. W. Turner disclaims beneficial ownership as to shares beneficially owned by Ann S. Turner and the Turner Family Foundation, and 258,678 shares owned by the Turner Family Limited Partnership. This figure also includes 195,611 shares held in various capacities by William V. Turner, Mrs. Turner's husband, which Mrs. Turner may be deemed to beneficially own. Mrs. Turner disclaims beneficial ownership as to shares beneficially owned by William V. Turner, and 258,678 shares owned by the Turner Family Limited Partnership.
(4)	Robert M. Mahoney, Joyce B. Mahoney and Tri-States Service Company reported ownership of 486,184 shares in a Schedule 13D filed on July 3, 1997. The Schedule 13D was a joint filing pursuant to Rule 13d-1(k)(1) of the Exchange Act. Joyce B. Mahoney and Tri-States Service Company disclaim beneficial ownership as to all shares. Robert M. Mahoney reported sole voting and dispositive power as to all shares. Robert M. Mahoney notified the Company that he purchased an additional 41,200 shares during 2001, reporting total ownership as Robert Mahoney Trust - 215,867 shares, Joyce Mahoney Trust - 215,867 shares and Tri-States Service Company - 95,650 shares.
(5)	As reported by Earl A. Steinert, Jr. in a Schedule 13D filed on March 13, 1997. Earl A. Steinert, Jr. reported sole voting and dispositive power as to 391,500 shares and shared voting and dispositive power as to 69,000 shares. The 69,000 shares include 54,000 shares held by Earl A. Steinert, Jr. Trustee of the Earl A. Steinert Trust II and 15,000 shares held by Dorothy E. Steinert, Earl A. Steinert and Barbara Lee Stole, Joint Tenants. Earl A. Steinert, Jr. disclaims beneficial ownership as to these 69,000 shares.

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Stock Ownership of Management

          The following table sets forth information, as of the Record Date, as to shares of Common Stock beneficially owned by the directors and nominees named under "Proposal I. Election of Directors" above, the executive officers named in the Summary Compensation Table above, and the directors and executive officers of Bancorp as a group. Each beneficial owner listed has sole voting and dispositive power with respect to the shares of Common Stock reported, except as otherwise indicated.

Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

William V. Turner	1,039,802(3)	15.15%
Earl A. Steinert, Jr.	460,500(4)	6.72
Joseph W. Turner	56,592(5)	.82
Larry D. Frazier	55,000.80
William E. Barclay	8,048.12
Julie T. Brown	3,432.05
Thomas J. Carlson	1,500.02
Steven G. Mitchem	38,163(6)	.56
Rex A. Copeland	5,968(7)	.09
Directors and Executive Officers as a Group (11 persons)	1,673,534(8)	24.32
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(1)	Amounts include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain family members, by certain related entities or by trusts of which the directors and executive officers are trustees or substantial beneficiaries, with respect to which shares the respective director or executive officer may be deemed to have sole or shared voting and/or dispositive powers. Under Rule 13d-3 the Exchange Act, share amounts shown for Bancorp's officers and directors include shares that they may acquire upon the exercise of options that are exercisable at the Record Date or will become exercisable within 60 days of that date. Due to the rules for determining beneficial ownership, the same securities may be attributed as being beneficially owned by more than one person. The holders may disclaim beneficial ownership of the included shares which are owned by or with family members, trusts or other entities.
(2)	The percentage ownership is based on the number of shares outstanding as of the Record Date.
(3)	For a detailed discussion of the nature of Mr. W. Turner's ownership, see Footnote 3 to the immediately preceding table.
(4)	For a detailed discussion of Mr. Steinert's ownership, see footnote 5 to the immediately preceding table.
(5)	This figure includes 11,250 shares that may be acquired through option exercises.
(6)	This figure includes 3,200 shares that may be acquired through option exercises.
(7)	This figure includes 2,520 shares that may be acquired through option exercises.
(8)	The figure includes an aggregate of 29,347 shares that may be acquired through option exercises by all directors and executive officers as a group.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires Bancorp's directors, its executive officers and persons who own more than ten percent of the Common Stock, to file reports detailing their ownership and changes of ownership in the Common Stock with the SEC and to furnish Bancorp with copies of all such ownership reports. Based solely on Bancorp's review of the copies of the ownership reports furnished to Bancorp, and written representations relative to the filing of certain forms, Bancorp is aware of one late filing for William V. Turner for one transaction in June 2003; two late filings for Joseph W. Turner for one transaction in April 2003 and one transaction in December 2003; three late filings for Julie T. Brown for one transaction in August 2003, one transaction in April 2003 and one transaction in January 2003; one late filing for Steven G. Mitchem for one transaction in April 2003; one late filing for Larry A. Larimore for one transaction in April 2003; one late filing for Douglas W. Marrs for one transaction in April 2003; one late filing for Larry D. Frazier for one transaction in August 2003; one late filing for Thomas J. Carlson for one transaction in August 2003; and one late filing for William E. Barclay for one transaction in August 2003.

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STOCKHOLDER PROPOSALS

          Stockholder proposals intended to be presented at Bancorp's next annual meeting must be received by the Secretary of Bancorp at the executive office of Bancorp, located at 1451 E. Battlefield Springfield, Missouri 65804, no later than December 1, 2004 to be eligible for inclusion in Bancorp's proxy statement and proxy card relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder proposal (regardless of whether included in Bancorp's proxy materials), Bancorp's charter and bylaws and applicable state law.

          To be considered for presentation at the next annual meeting, but not for inclusion in Bancorp's proxy statement and proxy card for that meeting, proposals must be received at the executive office of Bancorp by the Deadline. Under Bancorp's existing bylaws, the "Deadline" means the date that is 30 days prior to the date of the next annual meeting. However, in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, the "Deadline" means the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure was made. If the Reincorporation Proposal is approved and Bancorp reincorporates in Maryland, the Deadline will be February 1, 2005, provided that if the date of the next annual meeting is before April 14, 2005 or after July 3, 2005, the Deadline will instead be the later of the 90th day before the date of the next annual meeting or the tenth day following the day on which notice of the date of the next annual meeting is mailed or public announcement of the date of the next annual meeting is first made. In addition, if the Reincorporation Proposal is approved and Bancorp reincorporates in Maryland, proposals may not be submitted to the Company earlier than the 120th day prior to the date of the next annual meeting.

          If a stockholder proposal that is received by Bancorp after the Deadline is voted on at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in Bancorp's proxy statement for the next annual meeting.

OTHER MATTERS

          The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the proposals discussed in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the holders of the proxies to vote the shares represented thereby on such matters in accordance with their best judgment.

          The cost of solicitation of proxies will be borne by Bancorp. Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers and regular employees of Bancorp and/or Great Southern may solicit proxies personally or by telephone without additional compensation.

          A COPY OF BANCORP'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SEC, MAY BE OBTAINED FROM THE SEC'S WEBSITE, AT WWW.SEC.GOV, OR FROM GREAT SOUTHERN'S WEBSITE, AT WWW.GREATSOUTHERNBANK.COM.

By Order of the Board of Directors /s/ Larry Larimore Larimore, Secretary

Springfield, Missouri
March 31, 2004

          YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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Appendix A

Charter of the Audit Committee of the Board
of Directors of Great Southern Bancorp, Inc.

I.  Statement of Policy

          The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Great Southern Bancorp, Inc. (the "Corporation") to represent and provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of the Corporation's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the Corporation's compliance with legal and regulatory requirements; the annual independent audit of the Corporation's financial statements; the independent auditors' qualifications and independence; the performance of the Corporation's internal audit function and independent auditors and any other areas specified by the Board of potential financial risks to the Corporation. The Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission (the "SEC") for inclusion in the Corporation's annual proxy statement. In discharging its duties and responsibilities, the Committee is empowered to investigate any matter brought to its attention, with full access to all necessary books, records, facilities and personnel of the Corporation, and has the authority to retain at the Corporation's expense special legal, accounting or other advisors, consultants or experts as it deems appropriate.

          In fulfilling its responsibilities, it is recognized that members of the Committee are not employees of the Corporation. The Corporation's management is responsible for preparing the Corporation's financial statements. The independent auditors are responsible for auditing the Corporation's annual financial statements and reviewing the Corporation's quarterly financial statements prior to the filing of the Corporation's annual and quarterly reports on Forms 10-K and 10-Q with the SEC. It is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of management and the independent auditors. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation from whom and from which he or she receives information and the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board).

II.  Committee Composition and Meetings

          The Committee composition shall be in accordance with the NASDAQ Stock Market (the "NASDAQ") listing standards. The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, considering the recommendation of the Nominating Committee, each of whom shall meet the independence requirements of the NASDAQ and SEC for audit committee members, and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee may be designated annually by the Board as an "audit committee financial expert," as the SEC defines that term and as the Board interprets such qualification in its business judgment consistent with such definition. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter.

          The Committee shall meet at least quarterly. The Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. If the chairperson is not available for a meeting, the other members of the Committee may appoint a temporary chairperson for such meeting. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee shall meet separately, periodically, with management, the chief internal auditor and/or other members of the Corporation's Internal Audit Department, and the independent auditors, to discuss any matters that the Committee or any of these persons believes should be discussed. The Committee may also meet separately with regulatory examiners.

III.  Committee Duties, Responsibilities and Processes

          The following shall be the principal duties, responsibilities and recurring processes of the Committee in carrying out its oversight role. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of its jurisdiction of incorporation. As part of its oversight responsibility, the Committee shall:

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Review Procedures

1.	Review and discuss the form of presentation and type of information to be contained in earnings press releases. The Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

2.	Prior to the filing of quarterly and annual reports on Forms 10-Q and 10-K, review and discuss with management and the independent auditors: (i) the Corporation's quarterly and annual consolidated financial statements; (ii) matters that affect the Corporation's consolidated financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;" (iii) the results of the independent auditors' reviews of the quarterly financial statements, the audit of the annual financial statements and the independent auditors' report, and any other matters required to be communicated to the Committee by the independent auditors, as well as discussions regarding qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of the Corporation's accounting principles, and the clarity of the financial statements; (iv) all critical accounting policies and practices to be used; (v) any matters required to be communicated to the Committee by the independent auditors in accordance with SAS Nos. 61 and 71 or any other SAS; and (vi) other material written communications between the independent auditors and management. Prior to the filing of the Corporation's Annual Report on Form 10-K, recommend to the Board whether the audited financial statements should be included in the Form 10-K.

3.	Regularly review with the independent auditors any problems or difficulties encountered in the course of the audit work and management's response, including any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

4.	Review: (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of any material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements. In consultation with management, the independent auditors and the internal auditors, monitor the integrity and effectiveness of the Corporation's financial reporting processes and systems of internal controls, including reviewing and discussing major financial risk exposures and the steps management has taken to monitor, control and report such exposures; and review significant findings relating to the foregoing prepared by the independent auditors or the internal auditors, together with management's responses and follow-up to these reports.

5.	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures have been established by the Committee and are set forth in the Corporation's Code of Business Conduct and Ethics.

Independent Auditors and Other External Services

6.	The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Committee.

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7.	Pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors. The Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with this Charter, for the engagement of the independent auditors to render permissible non-audit services to the Corporation, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

8.	Evaluate the qualifications, independence and performance of the independent auditors annually. This evaluation shall include a review and discussion of the annual communication as to independence delivered by the independent auditors required by Independence Standards Board Standard No. 1. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and the rotation of any other audit partner whose rotation is required by the regulations of the SEC.

9.	Review the audit plan of the independent auditors -- discuss scope, staffing, timing, estimated and actual fees, reliance upon management and internal audit and general audit approach.

10.	Set clear hiring policies for employees or former employees of the independent auditors.

Internal Audit Department

11.	Review the budget, program, changes in program, activities, strategies, organizational structure and qualifications of the Internal Audit Department, as needed, it being understood that the Internal Audit Department functionally reports directly to the Committee. Evaluate whether the Internal Audit Department operation and structure permits unrestricted access by internal auditors to records, personnel and physical properties relevant to the performance of its responsibilities and to top management, the Committee and the Board. Assess the appropriateness of the resources allocated to internal auditing. Evaluate the effectiveness of the internal audit function.

12.	Review the appointment, performance and replacement of the chief internal auditor. Decisions regarding hiring or termination of the chief internal auditor require endorsement by the Committee. The chairperson of the Committee will also be involved in performance evaluation and compensation decisions related to the chief internal auditor.

13.	Review significant issues presented by the Internal Audit Department together with management's response and follow-up to these reports.

Other Committee Responsibilities

14.	Review and reassess the adequacy of this Charter at least annually, and recommend any proposed changes to the Board for its approval. Ensure the publication of this Charter in accordance with SEC regulations.

15.	Maintain minutes of meetings and report regularly to the Board on the Committee's activities. Review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal audit function.

16.	Conduct an appropriate review of and approve all related party transactions on an ongoing basis, as required by the Nasdaq listing standards. For these purposes, the term "related party transactions" shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

17.	Review with the Corporation's chief corporate counsel: (i) any significant legal matter that could have a material impact on the Corporation's financial statements; (ii) legal compliance matters, including corporate securities trading policies and material notices to or inquiries received from governmental agencies; and (iii) reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

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18.	Review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Forms 10-K and 10-Q with respect to the financial statements and about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Corporation's internal control over financial reporting.

19.	Ensure required certifications are made to Nasdaq: (i) that a formal written charter has been adopted for the Committee and that the Committee has reviewed and reassessed the adequacy of the charter on an annual basis; and (ii) as to the independence of the members of the Committee.

20.	Perform any other activities consistent with this Charter, the Corporation's bylaws or governing law as the Committee or the Board deems necessary or appropriate.

IV.  Funding

          The Corporation shall provide the Committee with appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to the independent auditors and to any advisors employed by the Committee; and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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Appendix B

Charter of the Nominating Committee
of the Board of Directors of
Great Southern Bancorp, Inc.

I.        Statement of Policy

          The Nominating Committee (the "Committee") shall be appointed by the Board of Directors (the "Board") of Great Southern Bancorp, Inc. (the "Corporation") for the purpose of (i) identifying individuals qualified to serve as Board members, consistent with criteria approved by the Board; and (ii) recommending to the Board the director nominees for election or appointment to the Board of Directors.

II.       Committee Composition and Meetings

          The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, each of whom shall be an independent director as defined by the Nasdaq Stock Market (the "Nasdaq") listing standards and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter. The Committee shall meet at least two times annually or more frequently as circumstances require.

III.      Committee Duties, Responsibilities and Process

          The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of the state of Delaware.

          The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

          The Committee shall have the following responsibilities:

1.	Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board.

2.	Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation's Certificate of Incorporation and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.

3.	Review nominations submitted by stockholders, which have been addressed to the corporate secretary, and which comply with the requirements of the Certificate of Incorporation and the Bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

4.	Annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary.

5.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

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IV.      Investigations and Studies; Outside Advisers

          The Committee may conduct or authorize studies of or investigations into matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Corporation's regular counsel or advisers). The Committee shall have the authority to retain or terminate one or more search firms to assist the Committee in carrying out its responsibilities, including authority to approve the firm's fees and retention terms, which fees shall be borne by the Corporation.

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Appendix C

PLAN OF REORGANIZATION AND AGREEMENT OF MERGER

          This Plan of Reorganization and Agreement of Merger (hereinafter called the "Merger Agreement") is made as of March 29 , 2004, by and between Great Southern Bancorp, Inc., a Delaware corporation ("Great Southern Delaware"), and Great Southern Bancorp, Inc., a Maryland corporation ("Great Southern Maryland"). Great Southern Delaware and/or Great Southern Maryland, when reference is made to the entity irrespective of the state of incorporation, is sometimes herein referred to as the "Company."

WITNESSETH:

          WHEREAS, Great Southern Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

          WHEREAS, Great Southern Maryland is a corporation duly organized and existing under the laws of the State of Maryland;

          WHEREAS, as of the date of this Merger Agreement, Great Southern Delaware has authority to issue 20,000,000 shares of common stock, par value $.01 per share, of which 6,853,351 shares are issued and outstanding, and 1,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding;

          WHEREAS, as of the date of this Merger Agreement, Great Southern Maryland has authority to issue 20,000,000 shares of common stock, par value $.01 per share, of which 100 shares are issued and outstanding and owned by Great Southern Delaware, and 1,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding;

          WHEREAS, the respective Boards of Directors of Great Southern Delaware and Great Southern Maryland have determined that, for the purpose of effecting the reincorporation of Great Southern Delaware in the State of Maryland, it is advisable and to their advantage and the advantage of their respective stockholders that Great Southern Delaware merge with and into Great Southern Maryland upon the terms and conditions herein provided; and

          WHEREAS, the respective Boards of Directors of Great Southern Delaware and Great Southern Maryland have approved this Merger Agreement, and the Board of Directors of Great Southern Delaware has directed that this Merger Agreement be submitted to the vote of Great Southern Delaware's stockholders.

AGREEMENT

          NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Great Southern Delaware shall merge with and into Great Southern Maryland on the following terms, conditions and other provisions:

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I. TERMS AND CONDITIONS

          1.1          Merger. Subject to approval of the stockholders of Great Southern Delaware and the receipt of any required regulatory approvals, Great Southern Delaware shall be merged with and into Great Southern Maryland (the "Merger"), and Great Southern Maryland shall be the surviving corporation, effective upon the date and time when this Merger Agreement is made effective in accordance with applicable law (the "Effective Date").

          1.2          Succession. Upon the Effective Date, Great Southern Maryland shall succeed to all of the rights, privileges, powers and property of Great Southern Delaware in the manner of and as more fully set forth in Section 3-114 of the Maryland General Corporation Law.

          1.3          Common Stock of Great Southern Delaware. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value $.01 per share, of Great Southern Delaware outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of the common stock of Great Southern Maryland, par value $.01 per share.

          1.4          Common Stock of Great Southern Maryland. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, the 100 shares of common stock, par value $.01 per share, of Great Southern Maryland outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

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          1.5          Stock Certificates. Upon and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of common stock, par value $.01 per share, of Great Southern Delaware shall be deemed for all purposes to evidence ownership of and to represent the shares of common stock, par value $.01 per share, of Great Southern Maryland into which the shares of Great Southern Delaware represented by such certificates have been converted as herein provided. The registered owner on the books and records of Great Southern Maryland or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Great Southern Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Great Southern Maryland evidenced by such outstanding certificate as above provided.

          1.6          Options. Upon the Effective Date, Great Southern Maryland will assume and continue all of Great Southern Delaware's stock option and restricted stock plans, and the outstanding and unexercised portions of all options and rights to buy common stock, par value $.01 per share, of Great Southern Delaware shall become options or rights for the same number of shares of common stock, par value $.01 per share, of Great Southern Maryland, with no other changes in the terms and conditions of such options or rights, including exercise prices, and effective upon the Effective Date, Great Southern Maryland hereby assumes the outstanding and unexercised portions of such options and rights and the obligations of Great Southern Delaware with respect thereto.

          1.7          Other Employee Benefit Plans. Upon the Effective Date, Great Southern Maryland will assume all obligations of Great Southern Delaware under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

          2.1          Articles of Incorporation and Bylaws. The Articles of Incorporation of Great Southern Maryland in effect on the Effective Date shall continue to be the Articles of Incorporation of Great Southern Maryland. The Bylaws of Great Southern Maryland in effect on the Effective Date shall continue to be the Bylaws of Great Southern Maryland.

          2.2          Directors. The directors of Great Southern Maryland immediately preceding the Effective Date shall remain the directors of Great Southern Maryland on and after the Effective Date. Such directors of Great Southern Maryland shall hold office in the classes and for the terms as in effect immediately prior to the Effective Date, and until their successors are elected and qualified or their prior resignation, removal or death.

          2.3          Officers. The officers of Great Southern Maryland shall remain the officers of Great Southern Maryland upon the Effective Date and shall serve until their successors are elected and qualified or their prior resignation, removal or death.

III. MISCELLANEOUS

          3.1          Further Assurances. From time to time, as and when required by Great Southern Maryland or by its successors and assigns, there shall be executed and delivered on behalf of Great Southern Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect, or to conform of record or otherwise, in Great Southern Maryland the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Great Southern Delaware, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Great Southern Maryland are fully authorized in the name of and on behalf of Great Southern Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          3.2          Amendment. At any time before or after approval by the stockholders of Great Southern Delaware, this Merger Agreement may be amended in any manner (except that Section 1.3 and 1.4 and any of the other principal terms hereof as set forth in Section 251(d) of the Delaware General Corporation Law may not be amended without the approval of the stockholders of Great Southern Delaware) as may be determined in the judgment of the respective Boards of Directors of Great Southern Delaware and Great Southern Maryland to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

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          3.3          Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Great Southern Delaware or Great Southern Maryland or both, notwithstanding the approval of this Merger Agreement by the stockholders of Great Southern Delaware.

          3.4          Governing Law. This Merger Agreement shall be construed in accordance with and governed by the internal laws of the State of Maryland, without regard to conflict of law principles thereof.

          3.5          Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

[SIGNATURE PAGE FOLLOWS]

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          IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors of Great Southern Delaware and Great Southern Maryland, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

ATTEST:	GREAT SOUTHERN BANCORP, INC., a Delaware Corporation

/s/ Larry Larimore	By:	/s/ Joseph W. Turner
Larry Larimore Secretary		Joseph W. Turner President and Chief Executive Officer

ATTEST:	GREAT SOUTHERN BANCORP, INC., a Maryland Corporation

/s/ Larry Larimore	By:	/s/ Joseph W. Turner
Larry Larimore Secretary		Joseph W. Turner President and Chief Executive Officer

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APPENDIX D

ARTICLES OF INCORPORATION

OF

GREAT SOUTHERN BANCORP, INC.

          The undersigned, Joseph W. Turner, whose address is 1451 E. Battlefield, Springfield, Missouri 65804, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under the general laws of the State of Maryland, having the following Articles:

          ARTICLE 1. Name. The name of the corporation is Great Southern Bancorp, Inc. (herein the "Corporation").

          ARTICLE 2. Principal Office. The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.

          ARTICLE 3. Purpose. The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

          ARTICLE 4. Resident Agent. The name and address of the registered agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

          ARTICLE 5.

                    A. Capital Stock. The total number of shares of capital stock of all classes which the Corporation has authority to issue is twenty-one million (21,000,000) shares, consisting of:

                    1.          One million (1,000,000) shares of preferred stock, par value one cent ($.01) per share (the "Preferred Stock"); and

                    2.          Twenty million (20,000,000) shares of common stock, par value one cent ($.01) per share (the "Common Stock").

          The aggregate par value of all the authorized shares of capital stock is two hundred ten thousand dollars ($210,000). Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of the stockholders of the Corporation. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefor which funds shall include, without limitation, the Corporation's unreserved and unrestricted capital surplus.

                    B. Common Stock. Except as provided under the terms of any series of Preferred Stock and as limited by Section D of this Article 5, the exclusive voting power shall be vested in the Common Stock, the holders thereof being entitled to one vote for each share of such Common Stock standing in the holder's name on the books of the Corporation. Subject to any rights and preferences of any series of Preferred Stock, holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors out of funds lawfully available therefor. Upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Common Stock shall be entitled to receive pro rata the remaining assets of the Corporation after payment or provision for payment of all debts and liabilities of the Corporation and payment or provision for payment of any amounts owed to the holders of any series of Preferred Stock having preference over the Common Stock on distributions on liquidation, dissolution or winding up of the Corporation.

                    C. Preferred Stock. The Board of Directors is hereby expressly authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required by law or pursuant to the terms of such Preferred Stock.

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                    D. Restrictions on Voting Rights of the Corporation's Equity Securities.

1. Notwithstanding any other provision of the Charter, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding shares of Common Stock (the "Limit"), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit. The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such person owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all Common Stock owned by such person would be entitled to cast after giving effect to the provisions hereof, multiplied by a fraction, the numerator of which is the number of shares of such class or series beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit.

2. The following definitions shall apply to this Section D of this Article 5.

(a) An "affiliate" of a specified person shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

(b) "Beneficial ownership" shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to said Rule 13d-3 as in effect on December 31, 2003; provided, however, that a person shall, in any event, also be deemed the "beneficial owner" of any Common Stock:

(1) which such person or any of its affiliates beneficially owns, directly or indirectly; or

(2) which such person or any of its affiliates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with the Corporation to effect any transaction which is described in any one or more of the clauses of Section A of Article 9 hereof) or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such affiliate is otherwise deemed the beneficial owner); or

(3) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation;

and provided further, however, that (i) no director or officer of the Corporation (or any affiliate of any such director or officer) shall, solely by reason of any or all of such directors or officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Common Stock beneficially owned by any other such director or officer (or any affiliate thereof), and (ii) neither any employee stock ownership or similar plan of the Corporation or any subsidiary of the Corporation nor any trustee with respect thereto (or any affiliate of such trustee) shall, solely by reason of such capacity of such trustee, be deemed, for any purposes hereof, to beneficially own any Common Stock held under any such plan. For purposes of computing the percentage beneficial ownership of Common Stock of a person, the outstanding Common Stock shall include shares deemed owned by such person through application of this subsection but shall not include any other Common Stock which may be issuable by the Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Common Stock shall include only Common Stock then outstanding and shall not include any Common Stock which may be issuable by the Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

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(c) A "person" shall mean any individual, firm, corporation, or other entity.

(d) The Board of Directors shall have the power to construe and apply the provisions of this Section D and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (i) the number of shares of Common Stock beneficially owned by any person, (ii) whether a person is an affiliate of another, (iii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership, (iv) the application of any other definition or operative provision of this Section D to the given facts, or (v) any other matter relating to the applicability or effect of this Section.

3. The Board of Directors shall have the right to demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit (or holds of record Common Stock beneficially owned by any person in excess of the Limit) (a "Holder in Excess") supply the Corporation with complete information as to (i) the record owner(s) of all shares beneficially owned by such Holder in Excess, and (ii) any other factual matter relating to the applicability or effect of this section as may reasonably be requested of such Holder in Excess. The Board of Directors shall further have the right to receive from any Holder in Excess reimbursement for all expenses incurred by the Board in connection with its investigation of any matters relating to the applicability or effect of this section on such Holder in Excess, to the extent such investigation is deemed appropriate by the Board of Directors as a result of the Holder in Excess refusing to supply the Corporation with the information described in the previous sentence.

4. Except as otherwise provided by law or expressly provided in this Section D, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast a majority of the votes (after giving effect, if required, to the provisions of this Section D) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in the Charter to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.

5. Any constructions, applications, or determinations made by the Board of Directors, pursuant to this Section D in good faith and on the basis of such information and assistance as was then reasonably available for such purpose, shall be conclusive and binding upon the Corporation and its stockholders.

6. In the event any provision (or portion thereof) of this Section D shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Section D shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of the Corporation and its stockholders that each such remaining provision (or portion thereof) of this Section D remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including stockholders owning an amount of stock over the Limit, notwithstanding any such finding.

                    E. Majority Vote. Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or of the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon, except as otherwise provided in the Charter.

          ARTICLE 6. Preemptive Rights. No holder of the capital stock of the Corporation or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued capital stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for capital stock of any class or series, or carrying any right to purchase stock of any class or series, except such as may be established by the Board of Directors.

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          ARTICLE 7. Directors. The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

                    A. Management of the Corporation. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. All powers of the Corporation may be exercised by or under the authority of the Board of Directors, except as conferred on or as reserved to the stockholders by law or by the Charter or the Bylaws of the Corporation.

                    B. Number, Class and Terms of Directors; Cumulative Voting. The number of directors constituting the Board of Directors of the Corporation shall initially be seven, which number may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, however, that such number shall never be less than the minimum number of directors required by the Maryland General Corporation Law (the "MGCL") now or hereafter in force. The directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class ("Class I") to expire at the conclusion of the first annual meeting of stockholders, the term of office of the second class ("Class II") to expire at the conclusion of the annual meeting of stockholders one year thereafter and the term of office of the third class ("Class III") to expire at the conclusion of the annual meeting of stockholders two years thereafter, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election or for such shorter period of time as the Board of Directors may determine, with each director to hold office until his or her successor shall have been duly elected and qualified.

          The names of the individuals who will serve as directors of the Corporation until their successors are elected and qualify are as follows:

(1) Class I directors:
Name	Term to Expire in
William E. Barclay	2005
Larry D. Frazier	2005

(2) Class II directors:
Name	Term to Expire in
Thomas J. Carlson	2006
Joseph W. Turner	2006

(3) Class III directors:
Name	Term to Expire in
William V. Turner	2007
Julie T. Brown	2007
Earl A. Steinert, Jr.	2007

          Stockholders shall not be permitted to cumulate their votes in the election of directors.

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                    C. Vacancies. Any vacancies in the Board of Directors may be filled in the manner provided in the Bylaws of the Corporation.

                    D. Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article 5 hereof) voting together as a single class.

                    E. Stockholder Proposals and Nominations of Directors. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

          ARTICLE 8. Bylaws. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of directors the Corporation would have if there were no vacancies on the Board of Directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. In addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Charter, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article 5 hereof), voting together as a single class, shall be required for the adoption, amendment or repeal of any provisions of the Bylaws of the Corporation by the stockholders.

          ARTICLE 9. Approval of Certain Business Combinations.

                    A. Super-majority Voting Requirement; Business Combination Defined. In addition to any affirmative vote required by law or by the Charter, and except as otherwise expressly provided in this Section:

          1.          any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

          2.          any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, or any Affiliate of any Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereafter defined) equaling or exceeding 25% or more of the combined assets of the Corporation and its Subsidiaries; or

          3.          the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the Corporation and its Subsidiaries except pursuant to an employee benefit plan of the Corporation or any Subsidiary thereof; or

          4.          the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Stockholder or any Affiliate of any Interested Stockholder; or

          5.          any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder (a "Disproportionate Transaction"); provided, however, that no such transaction shall be deemed a Disproportionate Transaction if the increase in the proportionate ownership of the Interested Stockholder or Affiliate as a result of such transaction is no greater than the increase experienced by the other stockholders generally;

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shall require the affirmative vote of the holders of at least 80% of the voting power of the then-outstanding shares of stock of the Corporation entitled to vote in the election of directors (the "Voting Stock"), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of the Charter (including those applicable to any class or series of capital stock) or in any agreement with any national securities exchange or quotation system or otherwise.

          The term "Business Combination" as used in this Article 9 shall mean any transaction which is referred to in any one or more of paragraphs 1 through 5 of Section A of this Article 9.

                    B. Exception to Super-majority Voting Requirement. The provisions of Section A of this Article 9 shall not be applicable to any particular Business Combination, and such Business Combination shall require only the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote, or such vote as is required by law or by the Charter, if, in the case of any Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation solely in their capacity as stockholders of the Corporation, the condition specified in the following paragraph 1 is met or, in the case of any other Business Combination, all of the conditions specified in either of the following paragraphs 1 and 2 are met:

          1.          The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).

          2.          All of the following conditions shall have been met:

          (a)          The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by the holders of Common Stock in such Business Combination shall at least be equal to the higher of the following:

          (1)          (if applicable) the Highest Per Share Price, including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder or any of its Affiliates for any shares of Common Stock acquired by it (i) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher; and

          (2)          the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article 9 as the "Determination Date"), whichever is higher.

          (b)          The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class of outstanding Voting Stock other than Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (b) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

          (1)          (if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (i) within the two-year period immediately prior to the Announcement Date, or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher;

          (2)          (if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

          (3)          the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

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          (c)          The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by the Interested Stockholder. The price determined in accordance with Section B.2. of this Article 9 shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

          (d)          After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (i) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding stock having preference over the Common Stock as to dividends or liquidation; (ii) there shall have been (X) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (Y) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Disinterested Directors; and (iii) neither such Interested Stockholder nor any of its Affiliates shall have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

          (e)          After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

          (f)          A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

                     C.          Certain Definitions. For the purposes of this Article 9:

          1.          A "Person" shall include an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group or entity formed for the purpose of acquiring, holding or disposing of securities.

          2.          "Interested Stockholder" shall mean any Person (other than the Corporation or any holding company or Subsidiary thereof) who or which:

          (a)          is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or

          (b)          is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of more than 10% of the voting power of the then-outstanding Voting Stock; or

          (c)          is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

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          3.          A Person shall be a "beneficial owner" of any Voting Stock:

          (a)          which such Person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on December 31, 2003; or

          (b)          which such Person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding (but neither such Person nor any such Affiliate or Associate shall be deemed to be the beneficial owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such Person nor any such Affiliate or Associate is otherwise deemed the beneficial owner); or

          (c)          which are beneficially owned, directly or indirectly within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on December 31, 2003, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in Subparagraph (b) of this Paragraph 3) or in disposing of any shares of Voting Stock;

provided, however, that, in the case of any employee stock ownership or similar plan of the Corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote any shares of Voting Stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate of such trustee), solely by reason of such capacity of such trustee, shall be deemed, for any purposes hereof, to beneficially own any shares of Voting Stock held under any such plan.

          4.          For the purpose of determining whether a Person is an Interested Stockholder pursuant to Section C.2., the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Section C.3. but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          5.          "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12D-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on December 31, 2003.

          6.          "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in Section C.2., the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

          7.          "Disinterested Director" means any member of the Board of Directors who is unaffiliated with the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder, and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the Board of Directors.

          8.          "Fair Market Value" means: (a) in the case of stock, the highest closing sale price of the stock during the 30-day period immediately preceding the date in question of a share of such stock on the Nasdaq System or any system then in use, or, if such stock is admitted to trading on a principal United States securities exchange registered under the Securities Exchange Act of 1934, Fair Market Value shall be the highest sale price reported during the 30-day period preceding the date in question, or, if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the Board of Directors in good faith, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or in combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock, and (b) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by the Board of Directors in good faith.

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          9.          Reference to "Highest Per Share Price" shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

          10.          In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in Sections B.2.(a) and B.2.(b) of this Article 9 shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

                    D. Construction and Interpretation. A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine for the purposes of this Article 9, on the basis of information known to them after reasonable inquiry, (a) whether a person is an Interested Stockholder; (b) the number of shares of Voting Stock beneficially owned by any person; (c) whether a person is an Affiliate or Associate of another; and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the Corporation and its Subsidiaries. A majority of the Disinterested Directors shall have the further power to interpret all of the terms and provisions of this Article 9.

                    E. Fiduciary Duty. Nothing contained in this Article 9 shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

                    F. Maryland Business Combination Statute. Notwithstanding any contrary provision of law, the provisions of Sections 3-601 through 3-604 of the MGCL, as now and hereafter in force, shall not apply to any "business combination" (as defined in Section 3-601(e) of the MGCL, as now and hereafter in force), of the Corporation.

          ARTICLE 10. Evaluation of Certain Offers. The Board of Directors, when evaluating (i) any offer of another Person (as defined in Article 9 hereof) to (A) make a tender or exchange offer for any equity security of the Corporation, (B) merge or consolidate the Corporation with another corporation or entity, or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation or (ii) any other actual or proposed transaction which would or may involve a change in control of the Corporation (whether by purchases of shares of stock or any other securities of the Corporation in the open market, or otherwise, tender offer, merger, consolidation, share exchange, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation or otherwise), may, in connection with the exercise of its business judgment in determining what is in the best interests of the Corporation and its stockholders and in making any recommendation to the Corporation's stockholders, give due consideration to all relevant factors, including, but not limited to: (A) the economic effect, both immediate and long-term, upon the Corporation's stockholders, including stockholders, if any, who do not participate in the transaction; (B) the social and economic effect on the present and future employees, creditors and customers of, and others dealing with, the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located; (C) whether the proposal is acceptable based on the historical, current or projected future operating results or financial condition of the Corporation; (D) whether a more favorable price could be obtained for the Corporation's stock or other securities in the future; (E) the reputation and business practices of the other entity to be involved in the transaction and its management and affiliates as they would affect the employees of the Corporation and its subsidiaries; (F) the future value of the stock or any other securities of the Corporation or the other entity to be involved in the proposed transaction; (G) any antitrust or other legal and regulatory issues that are raised by the proposal; (H) the business and historical, current or expected future financial condition or operating results of the other entity to be involved in the transaction, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the proposed transaction, and other likely financial obligations of the other entity to be involved in the proposed transaction; and (I) the ability of the Corporation to fulfill its objectives as a financial institution holding company and on the ability of its subsidiary financial institution(s) to fulfill the objectives of a federally insured financial institution under applicable statutes and regulations. If the Board of Directors determines that any proposed transaction of the type described in clause (i) or (ii) of the immediately preceding sentence should be rejected, it may take any lawful action to defeat such transaction, including, but not limited to, any or all of the following: advising stockholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the stock or any of the securities of the Corporation; selling or otherwise issuing authorized but unissued stock, other securities or granting options or rights with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity. This Article 10 does not create any inference concerning factors that may be considered by the Board of Directors regarding any proposed transaction of the type described in clause (i) or (ii) of the first sentence of this Article 10.

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          ARTICLE 11. Acquisitions of Equity Securities from Interested Persons.

                    A. Super-majority Voting Requirement. Except as set forth in Section B of this Article 11, in addition to any affirmative vote of stockholders required by law or the Charter, any direct or indirect purchase or other acquisition by the Corporation of any Equity Security (as hereinafter defined) of any class from any Interested Person (as hereinafter defined) shall require the affirmative vote of the holders of at least 80% of the Voting Stock of the Corporation that is not beneficially owned (for purposes of this Article 11 beneficial ownership shall be determined in accordance with Section D.2(b) of Article 5 hereof) by such Interested Person, voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of the Charter (including those applicable to any class or series of capital stock) or in any agreement with any national securities exchange or quotation system, or otherwise. Certain defined terms used in this Article 11 are as set forth in Section C below.

                    B. Exceptions. The provisions of Section A of this Article 11 shall not be applicable with respect to:

          1.          any purchase or other acquisition of securities made as part of a tender or exchange offer by the Corporation or a Subsidiary (which term, as used in this Article 11, is as defined in the first clause of Section C.6 of Article 9 hereof) of the Corporation to purchase securities of the same class made on the same terms to all holders of such securities and complying with the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provision replacing such Act, rules or regulations);

          2.          any purchase or acquisition made pursuant to an open market purchase program approved by a majority of the Board of Directors, including a majority of the Disinterested Directors (which term, as used in this Article 11, is as defined in Article 9 hereof); or

          3.          any purchase or acquisition which is approved by a majority of the Board of Directors, including a majority of the Disinterested Directors, and which is made at no more than the Market Price (as hereinafter defined), on the date that the understanding between the Corporation and the Interested Person is reached with respect to such purchase (whether or not such purchase is made or a written agreement relating to such purchase is executed on such date), of shares of the class of Equity Security to be purchased.

                    C. Certain Definitions. For the purposes of this Article 11:

          (i)          The term Interested Person shall mean any Person (other than the Corporation, Subsidiaries of the Corporation, pension, profit sharing, employee stock ownership or other employee benefit plans of the Corporation and its Subsidiaries, entities organized or established by the Corporation or any of its Subsidiaries pursuant to the terms of such plans and trustees and fiduciaries with respect to any such plan acting in such capacity) that is the direct or indirect beneficial owner of 5% or more of the Voting Stock of the Corporation, and any Affiliate or Associate of any such person. For purposes of this Article 11, the terms "Affiliate" and "Associate" shall have the definitions given them in Article 9 hereof.

          (ii)          The Market Price of shares of a class of Equity Security on any day shall mean the highest sale price of shares of such class of Equity Security on such day, or, if that day is not a trading day, on the trading day immediately preceding such day, on the national securities exchange or the Nasdaq System or any other system then in use on which such class of Equity Security is traded.

          (iii)           The term Equity Security shall mean any security described in Section 3(a)(11) of the Securities Exchange Act of 1934, as in effect on December 31, 2003, which is traded on a national securities exchange or the Nasdaq System or any other system then in use.

          (iv)          For purposes of this Article 11, all references to the term Interested Stockholder in the definition of Disinterested Director shall be deemed to refer to the term Interested Person.

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          ARTICLE 12. Indemnification, etc. of Directors and Officers.

                    A. Indemnification. The Corporation shall indemnify (1) its current and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the MGCL now or hereafter in force, including the advancement of expenses under the procedures and to the fullest extent permitted by law, and (2) other employees and agents to such extent as shall be authorized by the Board of Directors and permitted by law; provided, however, that, except as provided in Section B hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

                    B. Procedure. If a claim under Section A of this Article 12 is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall also be entitled to be reimbursed the expense of prosecuting or defending such suit. It shall be a defense to any action for advancement of expenses that the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the indemnitee of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard for indemnification set forth in the MGCL. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the MGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article 12 or otherwise shall be on the Corporation.

                    C. Non-Exclusivity. The rights to indemnification and to the advancement of expenses conferred in this Article 12 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Charter, the Corporation's Bylaws, any agreement, any vote of stockholders or the Board of Directors, or otherwise.

                    D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the MGCL.

                    E. Miscellaneous. The Corporation shall not be liable for any payment under this Article 12 in connection with a claim made by any indemnitee to the extent such indemnitee has otherwise actually received payment under any insurance policy, agreement, or otherwise, of the amounts otherwise indemnifiable hereunder. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article 12 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

          Any repeal or modification of this Article 12 shall not in any way diminish any rights to indemnification or advancement of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Article 12 is in force.

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          ARTICLE 13. Limitation of Liability. An officer or director of the Corporation, as such, shall not be liable to the Corporation or its stockholders for money damages, except (A) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services for the amount of the benefit or profit in money, property or services actually received; (B) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (C) to the extent otherwise provided by the MGCL. If the MGCL is amended to further eliminate or limit the personal liability of officers and directors, then the liability of officers and directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the MGCL, as so amended.

          Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

          ARTICLE 14. Amendment of the Charter. The Corporation reserves the right to amend or repeal any provision contained in the Charter in the manner prescribed by the MGCL, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any of the Corporation's outstanding stock by classification, reclassification or otherwise, and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of the Charter or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by the Charter, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article 5), voting together as a single class, shall be required to amend or repeal this Article 14, Section C, D or E of Article 5, Article 7, Article 8, Article 9, Article 11, Article 12 or Article 13.

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          IN WITNESS WHEREOF, I have signed these Articles of Incorporation, acknowledging the same to be my act, on March 29 , 2004.

Witness:

/s/ Larry L. Larimore Larry L. Larimore	/s/ Joseph W. Turner Joseph W. Turner

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Consent of Resident Agent

          THE UNDERSIGNED hereby consents to act as resident agent in Maryland for the entity named in the attached instrument.

The Corporation Trust Incorporated

By:
Printed Name:

Its:

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APPENDIX E

BYLAWS

OF

GREAT SOUTHERN BANCORP, INC.

ARTICLE I

STOCKHOLDERS

Section 1.          Annual Meeting.

          The Corporation shall hold an annual meeting of its stockholders to elect directors to succeed those whose terms expire and to transact any other business within its powers, at such place, on such date, and at such time during the 31 day period beginning on the fourth Wednesday in April of each year as the Board of Directors shall fix. Except as provided otherwise by the Corporation's Charter or by law, any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice. Failure to hold an annual meeting does not invalidate the Corporation's existence or affect any otherwise valid corporate act.

Section 2.          Special Meetings.

          Special meetings of stockholders of the Corporation may be called by the President or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies on the Board of Directors (hereinafter the "Whole Board"). Special meetings of the stockholders shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. Such written request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at the meeting, and shall be delivered at the principal office of the Corporation addressed to the President or the Secretary. The Secretary shall inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting and, upon payment of these costs to the Corporation, notify each stockholder entitled to notice of the meeting. The Board of Directors shall have the sole power to fix (1) the record date for determining stockholders entitled to request a special meeting of stockholders and the record date for determining stockholders entitled to notice of and to vote at the special meeting and (2) the date, time and place of the special meeting and the means of remote communication, if any, by which stockholders and proxy holders may be considered present in person and may vote at the special meeting.

Section 3.          Notice of Meetings; Adjournment.

          Not less than ten nor more than 90 days before each stockholders' meeting, the Secretary shall give notice in writing or by electronic transmission of the meeting to each stockholder entitled to vote at the meeting and to each other stockholder entitled to notice of the meeting. The notice shall state the time and place of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and may vote at the meeting, and, if the meeting is a special meeting or notice of the purpose is required by statute, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to the stockholder, left at the stockholder's usual place of business, mailed to the stockholder at his or her address as it appears on the records of the Corporation, or transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. If the Corporation has received a request from a stockholder that notice not be sent by electronic transmission, the Corporation may not provide notice to the stockholder by electronic transmission. Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if such person, before or after the meeting, delivers a written waiver or waiver by electronic transmission which is filed with the records of the stockholders' meetings, or is present at the meeting in person or by proxy.

          A meeting of stockholders convened on the date for which it was called may be adjourned from time to time without further notice to a date not more than 120 days after the original record date. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

          As used in these Bylaws, the term "electronic transmission" shall have the meaning given to such term by Section 1-101(k-1) of the Maryland General Corporation Law (the "MGCL") or any successor provision.

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Section 4.          Quorum.

          At any meeting of the stockholders, the holders of at least a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Unless the Charter of the Corporation provides otherwise, where a separate vote by a class or classes is required, a majority of the shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter.

          If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may, in accordance with Section 3 of this Article I, adjourn the meeting to another place, date or time.

Section 5.          Organization and Conduct of Business.

          Such person as the Board of Directors may have designated or, in the absence of such a person, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order.

Section 6.           Advance Notice Provisions for Business to be Transacted at Annual Meetings and Elections of Directors.

          (a)          At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) as specified in the Corporation's notice of the meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who (1) is a stockholder of record on the date of giving the notice provided for in this Section 6(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting, and (2) complies with the notice procedures set forth in this Section 6(a). For business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of the immediately preceding sentence, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must otherwise be a proper matter for action by stockholders.

          To be timely, a stockholder's notice must be delivered or mailed to and received by the Secretary at the principal executive office of the Corporation by not later than the close of business on the 90th day prior to the first anniversary of the date of the preceding year's annual meeting and not earlier than the close of business on the 120th day prior to the first anniversary of the date of the preceding year's annual meeting; provided, however, that in the event the annual meeting is the first annual meeting of stockholders of the Corporation, notice by the stockholder to be timely must be so received by not later than the close of business on the 90th day prior to the first anniversary of the date of the last annual meeting of stockholders of Great Southern Bancorp, Inc. ("Great Southern Delaware") prior to its merger with and into the Corporation (the "Final Great Southern Delaware Annual Meeting") and not earlier than the close of business on the 120th day prior to the first anniversary of the date of the Final Great Southern Delaware Annual Meeting; provided, further, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the anniversary date of the preceding year's annual meeting (or, in the case of the first annual meeting of stockholders of the Corporation, from the first anniversary of the Final Great Southern Delaware Annual Meeting), notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (A) the 90th day prior to the date of such annual meeting or (B) the tenth day following the first to occur of (i) the day on which notice of the date of the annual meeting was mailed or otherwise transmitted or (ii) the day on which public announcement of the date of the annual meeting was first made by the Corporation. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice hereunder.

          A stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

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          Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 6(a). The officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 6(a) and, if he or she should so determine, he or she shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.

          At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting pursuant to the Corporation's notice of the meeting.

          (b)          Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who (1) is a stockholder of record on the date of giving the notice provided for in this Section 6(b) and on the record date for the determination of stockholders entitled to vote at such meeting, and (2) complies with the notice procedures set forth in this Section 6(b). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered or mailed to and received by the Secretary at the principal executive offices of the Corporation not less than 90 days or more than 120 days prior to the date of the meeting; provided, however, that in the event that less than 100 days' notice or public announcement of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made by the Corporation, whichever shall first occur. A stockholder's notice must be in writing and set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Section 6(b). The officer of the Corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

          (c)          For purposes of subsections (a) and (b) of this Section 6, the term "public announcement" shall mean disclosure (i) in a press release reported by a nationally recognized news service, (ii) in a document publicly filed or furnished by the Corporation with the U.S. Securities and Exchange Commission or (iii) on a website maintained by the Corporation.

Section 7.          Proxies and Voting.

          Unless the Charter of the Corporation provides for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of stock, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of stockholders; however, a share is not entitled to be voted if any installment payable on it is overdue and unpaid. In all elections for directors, directors shall be determined by a plurality of the votes cast, and except as otherwise required by law or as provided in the Charter of the Corporation, all other matters voted on by stockholders shall be determined by a majority of the votes cast on the matter.

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          A stockholder may vote the stock the stockholder owns of record either in person or by proxy. A stockholder may sign a writing authorizing another person to act as proxy. Signing may be accomplished by the stockholder or the stockholder's authorized agent signing the writing or causing the stockholder's signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, an authorization for the person to act as the proxy to the person authorized to act as proxy or to any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm or proxy support service organization. The authorization may be transmitted by a telegram, cablegram, datagram, electronic mail or any other electronic or telephonic means. Unless a proxy provides otherwise, it is not valid more than 11 months after its date. A proxy is revocable by a stockholder at any time without condition or qualification unless the proxy states that it is irrevocable and the proxy is coupled with an interest. A proxy may be made irrevocable for as long as it is coupled with an interest. The interest with which a proxy may be coupled includes an interest in the stock to be voted under the proxy or another general interest in the Corporation or its assets or liabilities.

Section 8.          Consent of Stockholders in Lieu of Meeting.

          Except as provided in the following sentence, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and is filed in paper or electronic format with the records of stockholder meetings. Unless the Charter of the Corporation requires otherwise, the holders of any class of the Corporation's stock other than common stock, entitled to vote generally in the election of directors, may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of the stockholders if the Corporation gives notice of the action so taken to each stockholder not later than ten days after the effective time of the action.

Section 9.          Conduct of Voting

          The Board of Directors shall, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, to act at the meeting or any adjournment thereof and make a written report thereof, in accordance with applicable law. At all meetings of stockholders, the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided or determined by the inspector of elections. All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy or the chairman of the meeting, a written vote shall be taken. Every written vote shall be taken by ballot, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballot shall be counted by an inspector or inspectors appointed by the chairman of the meeting. No candidate for election as a director at a meeting shall serve as an inspector at such meeting.

Section 10.          Control Share Acquisition Act.

          Notwithstanding any other provision of the Charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the MGCL (or any successor statute) shall not apply to any acquisition by any person of shares of stock of the Corporation. This Section 10 may be repealed, in whole or in part, at any time, whether before or after an acquisition of Control Shares (as defined in Section 3-701(d) of the MGCL, or any successor provision) and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent Control Share Acquisition (as defined in Section 3-701(d) of the MGCL, or any successor provision).

ARTICLE II

BOARD OF DIRECTORS

Section 1.          General Powers, Number and Term of Office.

          The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation shall, by virtue of the Corporation's election made hereby to be governed by Section 3-804(b) of the MGCL, be fixed from time to time exclusively by vote of the Board of Directors; provided, however, that such number shall never be less than the minimum number of directors required by the MGCL now or hereafter in force. The Board of Directors shall annually elect a Chairman of the Board and a President from among its members and shall designate, when present, either the Chairman of the Board or the President to preside at its meetings.

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          The directors, other than those who may be elected by the holders of any series of preferred stock, shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the first annual meeting of stockholders, the term of office of the second class to expire at the annual meeting of stockholders one year thereafter and the term of office of the third class to expire at the annual meeting of stockholders two years thereafter, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the first annual meeting, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election or for such shorter period of time as the Board of Directors may determine, with each director to hold office until his or her successor shall have been duly elected and qualified.

Section 2.          Vacancies and Newly Created Directorships.

           By virtue of the Corporation's election made hereby to be subject to Section 3-804(c) of the MGCL, any vacancies in the Board of Directors resulting from an increase in the size of the Board of Directors or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3.          Regular Meetings.

          Regular meetings of the Board of Directors shall be held at such place or places or by means of remote communication, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required. Any regular meeting of the Board of Directors may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

Section 4.          Special Meetings.

          Special meetings of the Board of Directors may be called by one-third (1/3) of the directors then in office (rounded up to the nearest whole number) or by the President and shall be held at such place or by means of remote communication, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five days before the meeting or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than 24 hours before the meeting. Any director may waive notice of any special meeting, either before or after such meeting, by delivering a written waiver or a waiver by electronic transmission that is filed with the records of the meeting. Attendance of a director at a special meeting shall constitute a waiver of notice of such meeting, except where the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any special meeting of the Board of Directors need be specified in the notice of such meeting. Any special meeting of the Board of Directors may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

Section 5.          Quorum.

          At any meeting of the Board of Directors, a majority of the authorized number of directors then constituting the Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 6.          Participation in Meetings By Conference Telephone.

          Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at such meeting.

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Section 7.          Conduct of Business.

          At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided in these Bylaws, the Corporation's Charter or required by law. Action may be taken by the Board of Directors without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each member of the Board of Directors and filed in paper or electronic form with the minutes of proceedings of the Board of Directors.

Section 8.          Powers.

          All powers of the Corporation may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the stockholders by law or by the Corporation's Charter or these Bylaws. Consistent with the foregoing, the Board of Directors shall have, among other powers, the unqualified power:

                    (i)          To declare dividends from time to time in accordance with law;

                    (ii)          To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

                    (iii)          To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

                    (iv)          To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

                    (v)          To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

                    (vi)          To adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

                    (vii)          To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and

                    (viii)          To adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation's business and affairs.

Section 9.          Compensation of Directors.

          Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

Section 10. Resignation.

          Any director may resign at any time by giving written notice of such resignation to the President or the Secretary at the principal office of the Corporation. Unless otherwise specified therein, such resignation shall take effect upon receipt thereof.

Section 11. Presumption of Assent.

          A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to such action unless such director announces his dissent at the meeting and (a) such director's dissent is entered in the minutes of the meeting, (b) such director files his written dissent to such action with the secretary of the meeting before the adjournment thereof, or (c) such director forwards his written dissent within 24 hours after the meeting is adjourned, by certified mail, return receipt requested, bearing a postmark from the United States Postal Service, to the secretary of the meeting or the Secretary of the Corporation. Such right to dissent shall not apply to a director who voted in favor of such action or failed to make his dissent known at the meeting.

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ARTICLE III

COMMITTEES

Section 1.          Committees of the Board of Directors.

          The Board of Directors may appoint from among its members an Executive Committee and other committees composed of one or more directors and delegate to these committees any of the powers of the Board of Directors, except the power to authorize dividends on stock (except as provided in Section 2-309(c) of the MGCL), issue stock other than as provided in the next sentence, recommend to the stockholders any action which requires stockholder approval, amend these Bylaws, or approve any merger or share exchange which does not require stockholder approval. If the Board of Directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number of shares to be issued, a committee of the Board of Directors, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors, may authorize or fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors under Sections 2-203 and 2-208 of the MGCL. Any committee so designated may exercise the power and authority of the Board of Directors if the resolution which designated the committee or a supplemental resolution of the Board of Directors shall so provide.

Section 2.          Conduct of Business.

          Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each member of the committee and filed in paper or electronic form with the minutes of the proceedings of such committee. The members of any committee may conduct any meeting thereof by conference telephone or other communications equipment in accordance with the provisions of Section 6 of Article II.

Section 3.          Nominating Committee.

          The Board of Directors may appoint a Nominating Committee of the Board, consisting of at least three members. The Nominating Committee shall have authority (i) to review any nominations for election to the Board of Directors made by a stockholder of the Corporation pursuant to Section 6(b) of Article I of these Bylaws in order to determine compliance with such By-law and (ii) to recommend to the Whole Board nominees for election to the Board of Directors to replace those directors whose terms expire at the annual meeting of stockholders next ensuing.

ARTICLE IV

OFFICERS

Section 1.          Generally.

                    (a)          The Board of Directors as soon as may be practicable after the annual meeting of stockholders shall choose a Chairman of the Board, President, one or more Vice Presidents, a Secretary and a Treasurer and from time to time may choose such other officers as it may deem proper. Any number of offices may be held by the same person, except that no person may concurrently serve as both President and Vice President of the Corporation.

                    (b)          The term of office of all officers shall be until the next annual election of officers and until their respective successors are chosen, but any officer may be removed from office at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board of Directors.

                    (c)          All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof.

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Section 2.          Chairman of the Board of Directors.

          The Chairman of the Board of Directors of the Corporation shall act in a general executive capacity and, subject to the direction of the Board of Directors, shall have general responsibility for the supervision of the policies and affairs of the Corporation and the effective administration of the Corporation's business.

Section 3.          President.

          The President shall be the chief executive officer and, subject to the control of the Board of Directors, shall have general power over the management and oversight of the administration and operation of the Corporation's business and general supervisory power and authority over its policies and affairs. The President shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

Section 4.          Vice President.

          The Vice President or Vice Presidents, if any, shall perform the duties of the President in the President's absence or during his or her disability to act. In addition, the Vice Presidents shall perform the duties and exercise the powers usually incident to their respective offices and/or such other duties and powers as may be properly assigned to them from time to time by the Board of Directors, the Chairman of the Board or the President.

Section 5.          Secretary.

          The Secretary or an Assistant Secretary shall issue notices of meetings, shall keep their minutes, shall have charge of the seal and the corporate books, shall perform such other duties and exercise such other powers as are usually incident to such offices and/or such other duties and powers as are properly assigned thereto by the Board of Directors, the Chairman of the Board or the President.

Section 6.          Treasurer.

          The Treasurer shall have charge of all monies and securities of the Corporation, other than monies and securities of any division of the Corporation which has a treasurer or financial officer appointed by the Board of Directors, and shall keep regular books of account. The funds of the Corporation shall be deposited in the name of the Corporation by the Treasurer with such banks or trust companies or other entities as the Board of Directors from time to time shall designate. The Treasurer shall sign or countersign such instruments as require his or her signature, shall perform all such duties and have all such powers as are usually incident to such office and/or such other duties and powers as are properly assigned to him or her by the Board of Directors, the Chairman of the Board or the President, and may be required to give bond for the faithful performance of his or her duties in such sum and with such surety as may be required by the Board of Directors.

Section 7.          Assistant Secretaries and Other Officers.

          The Board of Directors may appoint one or more assistant secretaries and one or more assistants to the Treasurer, or one appointee to both such positions, which officers shall have such powers and shall perform such duties as are provided in these Bylaws or as may be assigned to them by the Board of Directors, the Chairman of the Board or the President.

Section 8.          Action with Respect to Securities of Other Corporations

          Stock of other corporations or associations, registered in the name of the Corporation, may be voted by the President, a Vice-President, or a proxy appointed by either of them. The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

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ARTICLE V

STOCK

Section 1.          Certificates of Stock.

          The Board of Directors may determine to issue certificated or uncertificated shares of capital stock and other securities of the Corporation. For certificated stock, each stockholder is entitled to certificates which represent and certify the shares of stock he or she holds in the Corporation. Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder or other person to whom it is issued, and the class of stock and number of shares it represents. It shall also include on its face or back (a) a statement of any restrictions on transferability and a statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of preferred stock which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of preferred stock or (b) a statement which provides in substance that the Corporation will furnish a full statement of such information to any stockholder on request and without charge. Such request may be made to the Secretary or to the Corporation's transfer agent. Upon the issuance of uncertificated shares of capital stock, the Corporation shall send the stockholder a written statement of the same information required above on stock certificates. Each stock certificate shall be in such form, not inconsistent with law or with the Corporation's Charter, as shall be approved by the Board of Directors or any officer or officers designated for such purpose by resolution of the Board of Directors. Each stock certificate shall be signed by the Chairman of the Board, the President, or a Vice-President, and countersigned by the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer. Each certificate may be sealed with the actual corporate seal or a facsimile of it or in any other form and the signatures may be either manual or facsimile signatures. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. A certificate may not be issued until the stock represented by it is fully paid.

Section 2.          Transfers of Stock.

          Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 3.          Record Dates or Closing of Transfer Books.

          The Board of Directors may, and shall have the power to, set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to notice of a meeting, vote at a meeting, receive a dividend, or be allotted other rights. The record date may not be prior to the close of business on the day the record date is fixed nor, subject to Section 3 of Article I, more than 90 days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than 20 days; and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting. Any shares of the Corporation's own stock acquired by the Corporation between the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders and the time of the meeting may be voted at the meeting by the holder of record as of the record date and shall be counted in determining the total number of outstanding shares entitled to be voted at the meeting.

Section 4.          Lost, Stolen or Destroyed Certificates.

          The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen, or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation. In their discretion, the Board of Directors or such officer or officers may require the owner of the certificate to give a bond, with sufficient surety, to indemnify the Corporation against any loss or claim arising as a result of the issuance of a new certificate. In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate without the order of a court having jurisdiction over the matter.

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Section 5.           Stock Ledger.

          The Corporation shall maintain a stock ledger which contains the name and address of each stockholder and the number of shares of stock of each class which the stockholder holds. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. The original or a duplicate of the stock ledger shall be kept at the offices of a transfer agent for the particular class of stock or, if none, at the principal executive office of the Corporation.

Section 6.          Regulations.

          The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VI

MISCELLANEOUS

Section 1.          Facsimile Signatures.

          In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 2.          Corporate Seal.

          The Board of Directors may provide a suitable seal, bearing the name of the Corporation, which shall be in the charge of the Secretary. The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof. If the Corporation is required to place its corporate seal to a document, it is sufficient to meet the requirement of any law, rule, or regulation relating to a corporate seal to place the word "(seal)" adjacent to the signature of the person authorized to sign the document on behalf of the Corporation.

Section 3.          Annual Statement of Affairs.

          The President or chief accounting officer shall prepare annually a full and correct statement of the affairs of the Corporation, to include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs shall be submitted at the annual meeting of the stockholders and, within 20 days after the meeting, placed on file at the Corporation's principal office.

Section 4.          Books and Records.

          The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any committee when exercising any of the powers of the Board of Directors. The books and records of the Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction. The original or a certified copy of these Bylaws shall be kept at the principal office of the Corporation.

Section 5.          Reliance upon Books, Reports and Records.

          Each director, each member of any committee designated by the Board of Directors, and each officer and agent of the Corporation shall, in the performance of his or her duties, in addition to any protections conferred upon him or her by law, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director, committee member, officer or agent reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 6.          Fiscal Year.

          The fiscal year of the Corporation shall be as fixed by the Board of Directors.

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Section 7.          Time Periods.

          In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.

Section 8.          Checks, Drafts, Etc.

          All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness, issued in the name of the Corporation, shall, unless otherwise provided by resolution of the Board of Directors, be signed by the President, a Vice-President, an Assistant Vice-President, the Treasurer or an Assistant Treasurer.

Section 9.          Mail.

          Any notice or other document which is required by these Bylaws to be mailed shall be deposited in the United States mail, postage prepaid.

Section 10.          Contracts and Agreements.

          To the extent permitted by applicable law, and except as otherwise prescribed by the Charter or these Bylaws, the Board of Directors may authorize any officer, employee or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. A person who holds more than one office in the Corporation may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.

ARTICLE VIII

AMENDMENTS

          These Bylaws may be adopted, amended or repealed as provided in the Charter of the Corporation.

PROXY
GREAT SOUTHERN BANCORP, INC.

PLEASE MARK VOTES AS IN THIS EXAMPLE
ANNUAL MEETING OF STOCKHOLDERS MAY 4, 2004
          The undersigned hereby revokes all proxies previously given with respect to all shares of common stock, $.01 par value, of Great Southern Bancorp, Inc. ("Bancorp") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Bancorp (the "Annual Meeting"), to be held at the Missouri Sports Hall of Fame, 3861 E. Stan Musial Drive, Springfield, Missouri on May 4, 2004, at 10:00 a.m., local time, and appoints the official proxy committee of Bancorp, consisting of Joseph W. Turner, Thomas J. Carlson, William E. Barclay and Larry D. Frazier, each with full power of substitution, to act as attorneys-in-fact for the undersigned for the purpose of voting such stock at the Annual Meeting, and at any and all adjournments or postponements thereof, as fully and with the same effect as the undersigned might or could do if personally present as follows:

		For	Withhold
1.	The election of three directors , each for a term of three years :
WILLIAM V. TURNER
JULIE T. BROWN
EARL A. STEINERT, JR.
		For	Against	Abstain
2.	The proposal to change Bancorp's state of incorporation from Delaware to Maryland

3.	The ratification of the appointment of BKD, LLP as Bancorp's independent auditors for the fiscal year ending December 31, 2004
PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.
    The Board of Directors recommends a vote "FOR" the nominees and proposals listed above.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please be sure to sign and date this Proxy in the box below.	Date
--------------------Stockholder sign above-----------------Co-holder (if any) sign above--------

Detach above card, sign, date and mail in postage paid envelope provided.

GREAT SOUTHERN BANCORP, INC.
          This Proxy may be revoked in the manner described in the proxy statement dated March 31, 2004. The undersigned acknowledges receipt from Bancorp, prior to the execution of this proxy, of the Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2003.

          Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
PLEASE ACT PROMPTLY
COMPLETE, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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